Exhibit 10.1
PURCHASE AND SALE AGREEMENT
BY AND BETWEEN
DIAMOND “M” PRODUCTION COMPANY
AS SELLER
AND
PARALLEL PETROLEUM CORPORATION
AND
TED COLLINS, JR.
AS BUYER

i

SCHEDULES
SCHEDULE 10.6 — LITIGATION AND CLAIMS
SCHEDULE 10.10 — CAPITAL COMMITMENTS
SCHEDULE 10.11 — VIOLATIONS OF LAW
SCHEDULE 10.13 — MATERIAL CONTRACTS
SCHEDULE 10.14 — PREFERENTIAL RIGHTS
SCHEDULE 10.15 — ENVIRONMENTAL
SCHEDULE 10.16 — SUSPENSE ACCOUNTS
SCHEDULE 10.18 — PAYOUT BALANCES
SCHEDULE 10.19 — SURFACE
EXHIBITS
EXHIBIT A — ASSIGNMENT AND BILL OF SALE
EXHIBIT B — CERTIFICATE
EXHIBIT C — DESCRIPTION OF LANDS
EXHIBIT C-1 — DESCRIPTION OF LEASES
EXHIBIT C-2 — DESCRIPTION OF WELLS
EXHIBIT D — MATERIAL CONTRACTS
EXHIBIT E — NON-FOREIGN AFFIDAVIT
EXHIBIT F — EXCLUDED PROPERTIES
EXHIBIT G — ALLOCATION OF PURCHASE PRICE
EXHIBIT H — ENVIRONMENTAL ASSESSMENTS
EXHIBIT I — GAS IMBALANCES

PURCHASE AND SALE AGREEMENT
     THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is dated effective May 1, 2008, by and between DIAMOND “M” PRODUCTION COMPANY, a Delaware corporation, with an office at 2350 N. Sam Houston Parkway East, Suite 125, Houston, Texas 77032 (hereinafter referred to as “Seller”) and PARALLEL PETROLEUM CORPORATION, a Delaware corporation, whose address is 1004 North Big Spring, Suite 400, Midland, Texas 79701, and TED COLLINS, JR., an individual, whose address is 508 W. Wall Street, Suite 1200, Midland, Texas 79701 (hereinafter referred to as “Buyer”), and is based on the following premises:
     WHEREAS, Seller desires to sell, assign and convey to Buyer and Buyer desires to purchase and accept certain oil and gas properties and related interests; and
     WHEREAS, the parties have reached agreement regarding such sale and purchase.
     NOW, THEREFORE, for valuable consideration and the mutual covenants and agreements herein contained, Seller and Buyer agree as follows:
ARTICLE 1. DEFINITIONS
     Definitions. In this Agreement, capitalized terms have the meanings provided in this Article 1, unless expressly provided otherwise in other Articles. All defined terms include both the singular and the plural. All references to Articles or Sections refer to Articles or Sections in this Agreement, and all references to Exhibits refer to the Exhibits attached to this Agreement. The Exhibits which are attached hereto are incorporated in and made a part of this Agreement.
     “Accounting Referee” has the meaning set forth in Section 6.8.
     “Affiliate” means and includes any entity that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the entity specified.
     “Alleged Title Defect” means a Title Defect (as hereinafter defined) which is asserted by Buyer in accordance with Section 4.2.
     “Assignment and Bill of Sale” means a document in the form of Exhibit A.
     “Assumed Contracts” means all operating agreements, unit agreements, unit operating agreements, exploration agreements, farmout agreements, farm-in agreements, Hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange, processing and fractionating agreements, surface leases, and other contracts and agreements respecting the Subject Interests if the same are either of record in the counties where the Properties are located, or are reflected or referenced in Seller’s files.

     “Business Day” means a Day (as hereinafter defined) excluding Saturdays, Sundays and U.S. legal holidays.
     “Casualty Loss” means any loss, damage or reduction in value resulting from mechanical failure or defects, catastrophic occurrences, acts of God and any other losses which are not the result of normal wear and tear or of natural reservoir changes.
     “Certificate” means a document in the form of Exhibit B.
     “Claim” means any and all claims, demands, suits, causes of action, investigations, administrative proceedings, or other legal proceedings, losses, damages, liabilities, judgments, assessments, settlements, fines, notices of violation, penalties, interest, obligations and costs (including attorneys’ fees and costs of litigation) of any kind or character (whether or not asserted prior to the date hereof, and whether known or unknown, fixed or unfixed, conditional or unconditional, based on negligence, strict liability or otherwise, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise) which are brought by or owed to a Third Party (as hereinafter defined).
     “Close” or “Closing” means the consummation of the transfer of title to the Subject Interests to Buyer, including execution and delivery of all documents provided herein.
     “Closing Date” means August 15, 2008, or such other date as may be mutually agreed upon by the parties or on which Closing occurs in accordance with the terms of this Agreement.
     “Day” means a calendar day consisting of twenty-four (24) hours from midnight to midnight.
     “Defensible Title” means, as to the Leases and Wells, such title held by Seller that, subject to and except for the Permitted Encumbrances (as hereinafter defined):
     (a) Entitles Seller to own and receive payment of revenues for not less than the “Net Revenue Interests” set forth on Exhibit C-1 or
Exhibit C-2 of all oil, gas and associated liquid and gaseous hydrocarbons produced, saved and marketed from the Leases or Wells;
     (b) Obligates Seller to bear costs and expenses relating to the ownership, operation, maintenance and repair of the wells and facilities located on or attributable to the Leases or Wells in an amount not greater than the “Working Interests” set forth on Exhibit C-1 or
Exhibit C-2, unless there is a corresponding proportionate increase in the Net Revenue Interests; and
     (c) Is free and clear of all liens, encumbrances, burdens and defects that a reasonable and prudent person engaged in the business of ownership, development and operation of oil and gas properties with knowledge of all applicable facts and circumstances and the understanding of their legal significance would not be willing to accept with respect to portions of the Leases or Wells affected thereby.

     “Earnest Money Deposit” has the meaning set forth in Section 3.2.
     “Effective Time” means May 1, 2008, at 7:00 a.m., local time where the Properties are located.
     “Environmental Claims” means all Claims for pollution or environmental damages of any kind, including without limitation, those relating to: (a) remediation and/or clean-up thereof, (b) damage to and/or loss of any property or resource, and/or (c) injury or death of any person(s) whomsoever, including without limitation Claims relating to breach of Environmental Laws, common law causes of action such as negligence, gross negligence, strict liability, nuisance or trespass, or fault imposed by statute, rule, regulation or otherwise (but specifically excluding any Claims relating to asbestos or NORM (as hereinafter defined), which are covered by Section 8.4 hereof), and including all costs associated with remediation and clean up, and fines and penalties associated with any of the foregoing.
     “Environmental Defect” has the meaning set forth in Section 5.2.2.
     “Environmental Laws” means all laws, statutes, ordinances, permits, orders, judgments, rules or regulations which are promulgated, issued or enacted by a governmental entity having appropriate jurisdiction that, (a) relate to the prevention of pollution or environmental damage, (b) the remediation of pollution or environmental damage, or (c) the protection of the environment generally; including without limitation, the Clean Air Act, as amended, the Clean Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Safe Drinking Water Act, as amended, the Toxic Substance and Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous and the Solid Waste Amendments Act of 1984, as amended, and the Oil Pollution Act of 1990, as amended.
     “Final Accounting Settlement” has the meaning set forth in Section 6.6.
     “Final Settlement Date” has the meaning set forth in Section 6.6.
     “Hydrocarbons” has the meaning given to such term in the definition of Properties.
     “Interest Adjustment” has the meaning set forth in Section 4.2.
     “Laws” means any and all applicable laws, statutes, ordinances, permits, decrees, orders, judgments, rules or regulations (including, without limitation, Environmental Laws) which are promulgated, issued or enacted by a governmental entity having appropriate jurisdiction.
     “Leases” has the meaning given to such term in the definition of Properties.
     “Material Contracts” shall mean those Assumed Contracts identified on Exhibit D.

     “Non-Foreign Affidavit” means a document in the form of Exhibit E.
     “NORM” means naturally occurring radioactive materials.
     “Permitted Encumbrances” means:
     (a) Royalties, overriding royalties, production payments, reversionary interests, convertible interests, net profits interests, division orders and similar burdens encumbering the Leases and Wells as of the Effective Time to the extent the net cumulative effect of such burdens do not operate to (i) reduce the net revenue interests of Seller in the Leases or Wells to less than the net revenue interests set forth on
Exhibit C-1 or Exhibit C-2 or (ii) cause an increase in the working interest of Seller in any Lease or Well from that shown on Exhibit C-1 or
Exhibit C-2 without a proportionate increase in the net revenue interest of Seller for such Lease or Well;
     (b) Preferential purchase rights and consents to assignment and similar contractual provisions encumbering the Subject Interests with respect to which, prior to Closing, (i) waivers or consents are obtained from the appropriate parties, or (ii) the appropriate time period for asserting such rights have expired without an exercise of such rights;
     (c) Preferential purchase rights encumbering the Subject Interests which are exercised by a Third Party, if the affected Subject Interests are withdrawn from this sale transaction and handled in accordance with Section 3.4;
     (d) All rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of the Subject Interests, if the same are customarily obtained subsequent to the transfer of title;
     (e) Rights reserved to or vested in any governmental entity having appropriate jurisdiction to control or regulate the Properties in any manner whatsoever, and all Laws of any such governmental entity;
     (f) Easements, rights-of-way, servitudes, surface leases, sub-surface leases, pipelines, platforms, facilities, utility lines, telephone lines, power lines, and structures on, over and through the Properties, to the extent such rights, interests or structures do not materially interfere with the operation of the Properties;
     (g) Liens for taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested by Seller in good faith in the normal course of business;
     (h) Liens of operators relating to obligations not yet due or not yet delinquent or, if delinquent, that are being contested by Seller in good faith in the normal course of business;

     (i) The Material Contracts;
     (j) Title Defects that Buyer has waived under Section 4.3, but not those claimed by Buyer under Seller’s special warranty of title contained in the Assignment and Bill of Sale, and
     (k) Such encumbrances or burdens on, or defects or irregularities in the title to, the Subject Interests that do not materially interfere with the operation, value or use of the Subject Interests affected thereby and that would be considered not material by a reasonable person engaged in the business or ownership, development and operation of oil and gas properties when applying general industry standards.
     “Properties” means the following properties (real, personal or mixed) and rights (contractual or otherwise):
     (a) The oil and gas leasehold interests, fee interests and mineral interests in the lands described on Exhibit C, including, but not limited to those interests created or described in the instruments described in Exhibit C-1 (collectively, the “Leases”);
     (b) The oil and gas wells located on the Leases and described on Exhibit C-2 (the “Wells”);
     (c) All of the presently existing and valid unitization and pooling agreements and units (including all units formed by voluntary agreement and those formed under the rules, regulations, orders or other official acts of any governmental entity having appropriate jurisdiction) to the extent they relate to any of the interests in the Leases or the Wells;
     (d) All oil, gas and/or other liquid or gaseous hydrocarbons (collectively, the “Hydrocarbons”) produced from or attributable to the Leases or the Wells and attributable to the period from and after the Effective Time;
     (e) All of the presently existing and valid oil sales contracts, casinghead gas sales contracts, gas sales contracts, processing contracts, gathering contracts, transportation contracts, easements, rights-of-way, servitudes, surface leases and other contracts (including the Assumed Contracts), to the extent the same are assignable and relate to the Leases or the Wells;
     (f) All personal property and improvements (collectively, the “Equipment”), including without limitation, wells (whether producing, plugged and abandoned, shut-in, injection, disposal or water supply), tanks, boilers, platforms, buildings, fixtures, machinery, equipment, pipelines, utility lines, power lines, telephone lines, telegraph lines and other appurtenances located on, in, under and about the Leases or Wells, to the extent the same are situated upon and used or held for use by Seller in connection with the ownership, operation, maintenance and repair of the Leases or the Wells, subject to the reservations stated below;

     (g) All franchises, licenses, permits, approvals, consents, certificates and other authorizations and other rights granted by governmental authorities and all certificates of convenience or necessity, immunities, privileges, grants and other rights that relate to the Properties or the ownership or operation of any thereof, to the extent the same are assignable (the “Permits”); and
     (h) All of Seller’s “Records” (hereinafter defined).
Seller EXCEPTS, RESERVES AND RETAINS unto itself, its successors and assigns, and specifically excludes from the Properties, those properties (real, personal or mixed) and rights (contractual or otherwise) more particularly described on Exhibit F attached hereto.
     “Purchase Price” has the meaning set forth in Section 3.1.
     “Records” means all of Seller’s books, records and files related to the Properties, including all (i) abstracts, title opinions, title reports, environmental site assessments, environmental compliance reports, lease and land files, surveys, analyses, compilations, correspondence, filings with and reports to regulatory agencies and other documents, contracts, agreements and instruments that in any manner relate to the Properties, (ii) computer databases that are owned by or licensed to Seller that relate to the Properties, (iii) geophysical, geological, engineering, exploration, production and other technical data, magnetic field recordings, digital processing tapes, field prints, summaries, reports and maps, whether written or in electronically reproducible form, that are in the possession of Seller and relate to the Properties and (iv) all other books, records, files and magnetic tapes containing title or other information that are in the possession of Seller and relate to the Properties (the “Data”), but specifically excluding (i) previous offers and economic analyses associated with the acquisition, sale or exchange of the Subject Interests, (ii) interpretive information, (iii) personnel information, (iv) corporate, legal, financial and tax information, (v) information covered by a non-disclosure obligation, (vi) information covered by a legal privilege and (vii) any other Data or information that Seller does not have the right to assign to Buyer.
     “Subject Interests” means all of Seller’s right, title and interest in and to, or derived from, the Properties.
     “Title Defect” means any lien, encumbrance, encroachment or defect associated with Seller’s title to the Leases (excluding Permitted Encumbrances) that would cause Seller not to have Defensible Title.
     “Third Party” means any person or entity, governmental or otherwise, other than Seller and Buyer or their Affiliates.
     “Wells” has the meaning given to such term in the definition of Properties.

ARTICLE 2. SALE AND PURCHASE
     On the Closing Date, effective as of the Effective Time, and upon the terms and conditions herein set forth, Seller agrees to sell and assign the Subject Interests to Buyer and Buyer agrees to buy and accept the Subject Interests in the respective percentages set forth below.
     2.1. Percentages.

Parallel Petroleum Corporation	89% of 8/8ths
Ted Collins, Jr.	11% of 8/8ths
ARTICLE 3. PURCHASE PRICE
     3.1 Purchase Price. Subject to adjustments as set forth herein, the total purchase price for the Subject Interests shall be Thirty Nine Million Nine Hundred Thousand and No/100 Dollars (US $39,900,000.00) (the “Purchase Price”), payable in full at Closing in immediately available funds.
     3.2 Earnest Money Deposit. Within one (1) Business Day of the execution of this Agreement, Buyer shall pay to Seller a deposit in the amount of One Million Nine Hundred Ninety Five Thousand and No/100 Dollars (US $1,995,000.00) (the “Earnest Money Deposit”). If Closing occurs, the Purchase Price shall be credited by the amount of the Earnest Money Deposit. If Closing does not occur, the Earnest Money Deposit shall be refunded to Buyer, unless (a) Closing does not occur because of Buyer’s failure or refusal to Close in breach of this Agreement or (b) because the conditions precedent to Seller’s obligation to Close provided in Sections 13.1.1 and 13.1.2 are unmet at the time set for Closing, in which case Seller shall retain the Earnest Money Deposit as liquidated damages and not as a penalty. If, however, in the case of either (a) or (b) above, any conditions precedent to Buyer’s obligation to Close provided in Section 13.2 are unmet at the time set for Closing, Seller shall not be entitled to retain the Earnest Money Deposit as hereinabove provided.
     3.3 Allocation. Attached hereto as Exhibit G is Buyer’s good faith allocation of the Purchase Price which shall be used in providing any required preferential purchase right notifications and in determining any Purchase Price adjustments pursuant to this Agreement.
     3.4 Preferential Rights. If any of the Subject Interests are burdened with preferential purchase rights, the assignment of the Subject Interests subject to such preferential rights shall be conditioned upon Seller obtaining the necessary waiver or expiration of such right; and this Agreement shall not constitute an assignment or attempted assignment thereof without such waiver or expiration. If the time for exercising any preferential purchase right has not expired and the holder thereof has not waived the same prior to the Closing Date, the parties shall postpone Closing until that date which is five (5) Business Days after the date on which the rights have expired or on which notice of waiver has been received. If, prior to Closing, a holder of a preferential purchase right notifies Seller that it intends to exercise its rights with respect to any of the Subject Interests to which its preferential purchase right applies, the Subject Interests covered by said preferential purchase right shall be excluded from the Subject Interests to be conveyed to Buyer, and the Purchase Price shall be reduced by the value allocated to said Subject Interests by Buyer in accordance with Section 3.3. If the holder of the preferential purchase right fails to consummate the purchase of the Subject Interests that are the subject of any notice of an intent to exercise such right received by Seller before or after Closing, Seller shall promptly notify Buyer in writing. In such event, the Closing Date shall be extended to the first Business Day following the sixtieth (60th) day after Seller gives Buyer such notice, at which time Seller shall sell to Buyer, and Buyer shall purchase from Seller, such Subject Interests under the terms of this Agreement for a price equal to the aforesaid value allocated to such Subject Interests. Notwithstanding the foregoing, Buyer shall have no obligation to purchase such Subject Interests if Buyer does not receive such notice within ninety (90) Days after August 15, 2008.
     3.5 Consents. If any of the Leases require the consent of a Third Party to assign Seller’s interest therein, the assignment of the Subject Interests in and to such Lease(s) subject to consent requirements shall be conditioned upon Seller obtaining such consent prior to Closing (except for consents from governmental bodies customarily obtained after assignment which shall not be required to be obtained prior to Closing). With respect to any leasehold interest for which consent is not obtained prior to Closing, such interest shall not be conveyed to Buyer at Closing and the Purchase Price shall be reduced by the value allocated to said Subject Interest by Buyer in accordance with Section 3.3. If Seller obtains the required consent(s) within ninety (90) days following Closing, Seller shall sell and Buyer shall purchase the interest(s) affected thereby under the terms of this Agreement for a price equal to the Purchase Price adjustment made therefor at Closing.
ARTICLE 4. REVIEW BY BUYER
     4.1 Review of Records. Seller shall make available to Buyer after execution of this Agreement Records in Seller’s possession relating to the Properties including, without limitation all environmental site assessments and environmental compliance reports in Seller’s possession relating to the Properties which are listed on Exhibit H. Buyer shall be entitled to review said Records during normal business hours or other mutually agreeable time and shall have a right to request a reasonable number of copies of such Records, at Buyer’s expense.
     4.2 Adjustment of Purchase Price for Title Defects. As soon as reasonably practicable after Buyer’s review of the Records in accordance with Section 4.1, but in no event later than eight (8) Business Days prior to the Closing Date, Buyer shall notify Seller in writing of any Leases or Wells which are subject to Alleged Title Defects and/or whose net revenue interest and/or working interest is/are less than or greater than that amount specified on Exhibit C-1 or Exhibit C-2 (collectively, the “Interest Adjustments”). Notice of Title Defects or Interest Adjustments shall include a description and full explanation of each Title Defect and Interest Adjustment being claimed and a value which Buyer in good faith attributes to each. With respect to Alleged Title Defects, Seller may undertake to satisfy some, all or none of those raised by Buyer, at Seller’s sole cost and expense. Buyer and Seller shall meet at least three (3)

Business Days prior to the Closing Date in an attempt to mutually agree on a resolution with respect to any Alleged Title Defects or Interest Adjustments which by such time have not been agreed between the parties in writing. It is recognized that good faith differences of opinion may exist between Buyer and Seller in connection with Alleged Title Defects or Interest Adjustments, including without limitation, disputes as to (i) whether or not the alleged defect constitutes a Title Defect within the meaning of this Agreement, (ii) whether or not the magnitude of such defect is great enough that Buyer is contractually entitled to assert such Title Defect, (iii) whether or not the Title Defect was properly and timely asserted by Buyer pursuant to this Article, and (iv) the appropriate upward or downward adjustment, if any, to be made to the Purchase Price on account of such Title Defect. In determining whether a portion of a Lease contains a Title Defect, it is the intent of the parties to include, when possible, only that portion of the Lease adversely affected. If the value properly allocated to a Title Defect cannot be determined directly from Exhibit G because the Title Defect is included within, but does not totally comprise, the Lease to which the allocated value relates, Seller and Buyer shall attempt to proportionately reduce the allocated value on Exhibit G. To the extent that an Alleged Title Defect being asserted is failure of Seller to have in whole or in part Defensible Title to any portion(s) of the Leases or Wells (a “Material Defect”) which remains on the scheduled Closing Date uncured or otherwise unresolved by the parties, such affected portion(s) of the Leases or Wells shall be excluded from the Leases and Wells conveyed to Buyer at Closing and the Purchase Price shall be reduced accordingly. If the parties cannot mutually agree on a Purchase Price adjustment for a Material Defect, Buyer shall have the right to (i) proceed to Closing and accept the Lease with the Material Defect with no Purchase Price adjustment or (ii) terminate this Agreement as to the Lease or Well affected by the Material Defect and receive a Purchase Price adjustment for such Lease or Well as set forth on Exhibit G or, where applicable, the proportionate allocated value. If any difference of opinion regarding an Alleged Title Defect (excluding any Material Defect) or Interest Adjustment or value of the Title Defect (excluding any Material Defect) (collectively, the “Title Defect Dispute”) is not resolved by mutual agreement of Buyer and Seller prior to the Closing Date, then either party has the right, exercisable within sixty (60) days after the Closing Date, to refer the same to arbitration in accordance with the following procedure.
     ANY SUCH ARBITRATION SHALL BE BINDING ARBITRATION HELD IN HOUSTON, TEXAS BEFORE ONE (1) MUTUALLY AGREEABLE ARBITRATOR WHO IS AN ATTORNEY LICENSED IN THE STATE IN WHICH THE PROPERTIES ARE LOCATED AND WHO HAS AT LEAST FIFTEEN (15) YEARS OIL AND GAS TITLE EXPERIENCE IN SUCH STATE. THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION; AND, TO THE MAXIMUM EXTENT APPLICABLE, THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE). IF THERE IS ANY INCONSISTENCY BETWEEN THIS SECTION AND ANY STATUTE OR RULES, THIS SECTION SHALL CONTROL. ARBITRATION SHALL BE INITIATED BY ONE PARTY (“CLAIMANT”) GIVING WRITTEN NOTICE TO THE OTHER OR ADVERSARIAL PARTY (“RESPONDENT”) AND TO THE HOUSTON REGIONAL OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION (“AAA”), ATTENTION: REGIONAL VICE PRESIDENT, WITH A COPY TO THE ADMINISTRATOR OF THE AAA, THAT

THE CLAIMANT ELECTS TO REFER THE ARBITRABLE DISPUTE TO ARBITRATION, AND THAT THE PARTIES HAVE APPOINTED AN ARBITRATOR, WHO SHALL BE IDENTIFIED IN SUCH NOTICE. IF THE PARTIES FAIL TO AGREE ON AN ARBITRATOR WITHIN SUCH SIXTY (60) DAY PERIOD, AN ARBITRATOR SHALL BE APPOINTED BY THE ADMINISTRATOR’S DESIGNEE. SELLER AND BUYER SHALL EACH PAY ONE-HALF OF THE COMPENSATION AND EXPENSES OF THE ARBITRATOR, PROVIDED HOWEVER THAT ALL COSTS CAN BE ASSESSED AGAINST THE LOSING PARTY, IF THE ARBITRATORS SO DECIDE. IN ADDITION TO THE FOREGOING QUALIFICATION THE ARBITRATOR MUST BE A NEUTRAL PARTY WHO HAS NEVER BEEN AN OFFICER, DIRECTOR OR EMPLOYEE OF THE PARTIES OR ANY OF THEIR AFFILIATES. THE HEARING SHALL BE COMMENCED WITHIN THIRTY (30) DAYS AFTER NOTICE OF THE ARBITRATION IS GIVEN TO THE ADMINISTRATOR. THE PARTIES AND THE ARBITRATOR SHALL PROCEED DILIGENTLY AND IN GOOD FAITH IN ORDER THAT THE ARBITRAL AWARD SHALL BE MADE AS PROMPTLY AS POSSIBLE. THE DECISION OF THE ARBITRATOR REGARDING TITLE DEFECT DISPUTE(S) SHALL BE FINAL AS BETWEEN THE PARTIES.
     Notwithstanding anything herein to the contrary, in no event shall either party have any obligations hereunder with respect to any Title Defects or Interest Adjustments except to the extent that (i) each such Title Defect or Interest Adjustment exceeds Fifty Thousand Dollars ($50,000) and (ii) all such Title Defects and Interest Adjustments exceed in the aggregate Three Hundred Ninety Nine Thousand and No/100 Dollars (US $399,000.00), and each party hereby waives all upward or downward adjustments to the Purchase Price for Title Defects and/or Interest Adjustments the individual value of which is $50,000 or less and the cumulative value of which is $399,000.00 or less.
     4.3 Waiver. Except for claims Buyer asserts under Seller’s special warranty of title described in Section 9.1, all Alleged Title Defects and Interest Adjustments which are not raised by Buyer within the time period provided in Section 4.2 or which are raised and not thereafter submitted to arbitration in accordance with such Section shall be deemed waived by Buyer for all purposes, and Buyer shall have no right to seek an adjustment to the Purchase Price, make a claim against Seller or seek indemnification from Seller on account of the same. All upward Interest Adjustments which are not raised by Seller within the time period provided in Section 4.2 or which are raised and not thereafter submitted to arbitration in accordance with such Section shall be deemed waived by Seller for all purposes, and Seller shall have no right to seek an adjustment to the Purchase Price, make a claim against Buyer or seek indemnification from Buyer on account of the same.
ARTICLE 5. INSPECTION OF PROPERTIES
     5.1 Physical and Environmental Inspection. After execution of this Agreement, Seller shall permit Buyer and its authorized representatives reasonable physical access to the Properties, at times approved by Seller and at Buyer’s sole cost, risk and expense, for the purposes of inspecting the same and conducting such tests, examinations, investigations and assessments as may be reasonable and necessary to evaluate the physical and environmental condition of the Properties. Buyer shall repair any damage to the Properties resulting from its inspection, and releases the “Seller Group” (hereinafter defined) from, and shall defend and indemnify the Seller Group from any and all losses, liabilities, damages, expenses, costs, obligations and claims of whatsoever nature arising from Buyer inspecting the Properties, including, without limitation, (i) all claims for personal injury to or death of employees of Buyer, its agents, contractors, subcontractors or invitees and/or damage to the property of Buyer or others acting on behalf of Buyer, REGARDLESS OF WHETHER SUCH CLAIMS ARE CAUSED BY THE SOLE OR CONCURRENT NEGLIGENCE OF SELLER OR THE CONDITION OF THE PROPERTIES but excluding claims caused by the gross negligence or willful misconduct of the Seller, and (ii) all claims for personal injury to or death of Third Parties and damage to the property of Third Parties, to the extent caused by the negligence, gross negligence or willful misconduct of Buyer, or its employees, agents, contractors, subcontractors or invitees.
     5.2 Environmental Defects.
     5.2.1 Inspection and Test Results. Buyer agrees to provide Seller with a copy of any and all environmental inspections and assessments, including, without limitation, all written reports, data and conclusions. Buyer and Seller shall keep any and all data or information acquired by all such examinations and results of all analysis of such data and information strictly confidential and not disclose same to any person or agency other than each party’s employees, consultants, lenders and partners, without the prior written approval of the other party, unless required to do so by applicable Law or by the order of a court or regulatory agency. Each party shall be responsible for insuring that the employees, consultants, lenders and partners to whom it discloses such information (i) use such information solely for the purposes of evaluating, negotiating, entering into and performing this Agreement and the transaction contemplated hereby and (ii) hold the such information in strictest confidence and observe the confidentiality obligations set forth herein. The foregoing obligation of confidentiality shall survive for one (1) years after the Closing and shall survive the termination of this Agreement without closing.
     5.2.2 Notice of Environmental Defects. Prior to Closing, Buyer shall review the inspection and testing results of the Properties and determine if any “Environmental Defect” (hereinafter defined) exists with respect to the Properties. An “Environmental Defect” shall mean an Environmental Claim attributable to or arising out of a violation of any Environmental Law, such Environmental Claim being (i) in effect on or before the Effective Time and applicable to conditions prior to the Closing Date, (ii) made known to Buyer prior to Closing and (iii) one which a prudent operator of oil and gas properties would expect to be resolved, remediated or corrected by Seller prior to such operator’s acquisition of the Properties. No later than eight (8) Business Days prior to the Closing Date, Buyer shall notify Seller in writing of any Environmental Defects with respect to the Properties, and the estimated value of any such Environmental Defects (e.g. the estimated cost of remediating or correcting such Environmental Defects). In the event such notice is not timely delivered, all Environmental Defects of which Buyer has notice as of such date shall be deemed waived for all purposes and Buyer shall thereafter have no right to claim Environmental Defects; and in the event the Environmental Defect notice is timely delivered, all Environmental Defects of which Buyer has notice as of such date and are not claimed in such notice shall be deemed waived for all purposes.
     5.2.3 Rights and Remedies for Environmental Defects. (a) With respect to any Environmental Defect affecting the Properties, Buyer may (i) request Seller to cure the Environmental Defect to Buyer’s reasonable satisfaction, but Seller shall have no obligation to cure the Environmental Defect (if Seller elects not to cure the Environmental Defect to Buyer’s reasonable satisfaction or fails to do so for any reason prior to five (5) Business Days before Closing, Buyer shall be deemed to have elected the following subparagraph (ii)), or (ii) request an adjustment to the Purchase Price equal to the estimated value of the Environmental Defect.
     (b) The rights and remedies of the parties with respect to any Environmental Defects for which the Buyer requests a Purchase Price adjustment are as follows:
     (i) If the aggregate of Buyer’s good faith estimated value of all Environmental Defects is less than or equal to Three Hundred Ninety Nine Thousand and No/100 Dollars (US $399,000.00), the parties shall be obligated to proceed with Closing as to all of the Properties without curative action by Seller for all such Environmental Defects and without an adjustment to the Purchase Price.
     (ii) If the aggregate of Buyer’s good faith estimated value of the Environmental Defects exceeds Three Hundred Ninety Nine Thousand and No/100 Dollars (US $399,000.00), and the parties agree with respect to the existence of such Environmental Defects and the value thereof, the Purchase Price shall be reduced by the positive difference between the agreed upon value of the Environmental Defects and Three Hundred Ninety Nine Thousand and No/100 Dollars (US $399,000.00), and the parties shall be obligated to proceed with Closing, subject to the termination rights of the parties under subpart (iv) of this Section 5.2.3(b).
     (iii) If the aggregate of Buyer’s good faith estimated value of all Environmental Defects exceeds Three Hundred Ninety Nine Thousand and No/100 Dollars (US $399,000.00) and the parties cannot agree with respect to the existence of and/or the value of the Environmental Defects, the parties shall refer the matter to a mutually agreed upon third party expert for determination of the existence of and/or the value of the Environmental Defects. The determination of such expert shall be binding on the parties, and the Purchase Price shall be reduced by the positive difference between the determined value of the Environmental Defects and Three Hundred Ninety Nine Thousand and No/100 Dollars (US $399,000.00). The parties shall be obligated to proceed with Closing after such determination of such expert, subject to the termination rights of the parties under subpart (iv) of this Section 5.2.3(b).

     (iv) If the aggregate value of the Environmental Defects equals or exceeds ten percent (10%) of the Purchase Price, or the aggregate value of the Environmental Defects and the Alleged Title Defects equals or exceeds twenty percent (20%) of the Purchase Price, either party may terminate this Agreement, and neither party shall have any further obligation to conclude the transfer of the Properties under this Agreement. However, the right of termination under this subpart (iv) must be exercised no later than three (3) Business Days before Closing (or, in the case of a determination under (iii), within five (5) Business Days after the determination of the expert), after which both parties shall be deemed to have waived their termination rights under this subpart (iv) in connection with Environmental Defects.
     (c) Notwithstanding any agreement by Buyer and Seller to cure an Environmental Defect or to reduce the Purchase Price due to an Environmental Defect with respect to the Properties, or any other provision of this Agreement, if the terms and conditions of this Article 5 are satisfied and the Environmental Defect is cured or the Purchase Price is reduced as provided herein, then at Closing Buyer shall assume all environmental obligations with respect to the Properties, as provided in Sections 8.3 and 12.4 hereof.
ARTICLE 6. ACCOUNTING
     6.1 Revenues, Expenses and Capital Expenditures. All Hydrocarbons produced prior to the Effective Time (irrespective of whether payment for the same has been made or received) which are attributable to the Subject Interests shall belong to Seller, and all such Hydrocarbons produced from and after the Effective Time shall belong to Buyer. Seller shall be entitled to all revenues and related accounts receivable attributable to the ownership or operation of the Subject Interests, and shall be responsible for all costs and expenses and related accounts payable attributable to the ownership or operation of the Subject Interests, to the extent they relate to the time prior to the Effective Time. Buyer shall be entitled to all revenues and related accounts receivable attributable to the ownership of the Subject Interests, and shall be responsible for all costs and expenses and related accounts payable attributable to the ownership or operation of the Subject Interests, to the extent they relate to the time from and after the Effective Time. The actual amounts or values associated with the above shall be accounted for in the preliminary Closing statement and the Final Accounting Settlement. Buyer shall assume Seller’s suspense funds associated with the acquired Subject Interests as of the Effective Time, and these funds shall be accounted for in the Final Accounting Settlement.
     6.2 Taxes. All taxes and assessments, including without limitation, excise, ad valorem, property, production and severance taxes and any other federal, state and local taxes and assessments attributable to the ownership or operation of the Subject Interests prior to the Effective Time shall remain Seller’s responsibility, and all deductions, credits and refunds pertaining to the aforementioned taxes and assessments, no matter when received, shall belong to Seller. All taxes and assessments, including without limitation, excise, ad valorem, property, production and severance taxes and any other federal, state and local taxes and assessments attributable to the ownership or operation of the Subject Interests after the Effective Time shall be Buyer’s responsibility, and all deductions, credits and refunds pertaining to the aforementioned taxes and assessments, no matter when received, shall belong to Buyer. The actual amounts or values associated with the above, if any, shall be accounted for in the preliminary Closing statement and the Final Accounting Settlement. The parties agree that the transaction contemplated herein is an occasional sale of assets by Seller in which Seller does not trade in the ordinary course of its business. Accordingly, the parties will take commercially reasonable actions to establish the occasional sale exemption from any sales tax associated with the transaction contemplated herein. Notwithstanding the foregoing, Buyer shall be solely responsible for all transfer, sales, use or similar taxes resulting from or associated with the transaction contemplated under this Agreement.
     6.3 Obligations and Credits. Any and all prepaid insurance premiums, utility charges, taxes, rentals and any other prepays, to the extent applicable to periods of time after the Effective Time and to the extent attributable to the Subject Interests shall be reimbursed to Seller by Buyer; and accrued payables applicable to periods of time prior to the Effective Time, if any, and attributable to the Subject Interests shall be the responsibility of Seller. The actual amounts or values associated with the above shall be accounted for in the preliminary Closing statement and the Final Accounting Settlement.
     6.4 Gas Imbalances. Seller’s estimate of the aggregate gas imbalance as of the Effective Time for all the Subject Interests is zero (0) mcf over/under produced (cumulative working interests), as more particularly set forth for each of the Subject Interests on Exhibit I. In the event such gas imbalance estimate is revised by Seller prior to Closing, Seller shall provide Buyer with a revised gas imbalance schedule for all the Subject Interests as of the Effective Time. There shall be a Purchase Price adjustment at Closing for the volumetric difference in the estimated and revised imbalance calculated on Seller’s net revenue interest at a price of $8 per mcf. To the extent that there is any difference between Seller’s actual aggregate gas imbalance as of the Effective Time and the imbalance position settled at Closing, then an adjustment shall be made at the $8 per net mcf rate in the Final Accounting Settlement. There shall be no further gas imbalance adjustments after the Final Settlement Date. In the event of a Title Defect affecting all or a portion of the Subject Interests, the aggregate gas imbalance shown above shall be adjusted to take into account the affected Subject Interests. Any Purchase Price adjustments for gas imbalances shall be made only on those Subject Interests purchased by Buyer.
     6.5 Miscellaneous Accounting.
      6.5.1 A preliminary Closing statement will be prepared for Closing, as provided in Section 15.1.
      6.5.2 In addition to the items set forth in Sections 6.1 and 6.2, any other amounts due between Buyer and Seller related to the ownership or operation of the Subject Interests shall be accounted for in the Final Accounting Settlement.

     6.6 Final Accounting Settlement. As soon as reasonably practicable, but in no event later than ninety (90) Days after Closing, Seller shall deliver to Buyer a post-Closing statement setting forth a detailed final calculation of all post-Closing adjustments applicable to the period between the Effective Time and the Closing Date (“Final Accounting Settlement”). As soon as reasonably practicable, but in no event later than thirty (30) Days after Buyer receives the post-Closing statement, Buyer shall deliver to Seller a written report containing any changes Buyer proposes to be made to such statement. As soon as reasonably practicable, but in no event later than thirty (30) Days after Seller receives Buyer’s proposed changes to the post-Closing statement, the parties shall meet and undertake to agree on the post-Closing adjustments. If the parties fail to agree on the post-Closing adjustments, resolution shall be handled in accordance with Section 6.8. The date upon which all amounts associated with the Final Accounting Settlement are agreed to by the parties, whether by decision of the Accounting Referee or otherwise, shall be herein called the “Final Settlement Date”. Any amounts owed by either party to the other as a result of such post-Closing adjustments shall be paid within five (5) Business Days after the Final Settlement Date.
     6.7 Post-Final Accounting Settlement. Any revenues received or costs and expenses paid by Buyer after the Final Accounting Settlement which are attributable to the ownership or operation of the Subject Interests prior to the Effective Time shall be billed to or reimbursed to Seller, as appropriate. Any revenues received or costs and expenses paid by Seller after the Final Accounting Settlement which are attributable to the ownership or operation of the Subject Interests after the Effective Time shall be billed to or reimbursed by Buyer, as appropriate.
     6.8 Audit Rights. In order to verify the information provided by the parties under this Article 6, Buyer and Seller shall each have the right to conduct, at such party’s sole expense, an audit of the other party’s records relating thereto for a period of one hundred eighty (180) days after the Closing Date. Objections or exceptions which are not raised within such audit period shall be conclusively deemed to be waived by the parties for all purposes, and neither party shall have the right to make a claim against the other party or seek indemnification or reimbursement from the other party associated with the same. If within such fifteen (15) Days after receiving the results of a party’s audit conducted in accordance with this Article, the parties still cannot reach agreement, the disputed items shall be resolved by submitting the same to PricewaterhouseCoopers, or if such firm declines to act in such capacity, by such other firm of independent nationally recognized accountants mutually acceptable to the parties (the “Accounting Referee”). The Accounting Referee shall be instructed to resolve the accounting dispute(s) within thirty (30) Days after having the relevant materials submitted to it for review. The decision of the Accounting Referee shall be binding and non-appealable by the parties. The fees and expenses associated with the Accounting Referee shall be borne equally by Buyer and Seller.
ARTICLE 7. CASUALTY AND CONDEMNATION
     If a substantial part of the Properties shall be (a) destroyed prior to Closing by a Casualty Loss, or (b) taken in condemnation or if proceedings for such purposes shall be pending (collectively referred to as a “Taking”), then either Buyer or Seller may terminate this

Agreement prior to the Closing. For the purpose of this Article 6, the term “substantial” shall be defined as ten percent (10%) of the unadjusted Purchase Price. If either party terminates this Agreement in accordance with this Section, neither party shall have any further obligations, except as provided in this Article and in Section 14.2.1.
     If neither party terminates this Agreement, this Agreement shall remain in full force and effect, and Seller and Buyer shall attempt to agree on a reduction in the Purchase Price, reflecting the reduction in the value of the Subject Interests affected by the Casualty Loss and/or Taking. If the parties cannot agree on a reduction, the Buyer’s reasonable good faith calculation shall be used for purposes of Closing. Notwithstanding anything herein to the contrary, in no event shall either party have any obligations hereunder with respect to any Casualty Loss and/or Taking except to the extent that the value of all such Casualty Losses and/or Takings exceed in the aggregate Three Hundred Ninety Nine Thousand and No/100 Dollars (US $399,000.00), and Buyer hereby waives all downward adjustments to the Purchase Price for all Casualty Losses and/or Takings the cumulative value of which is $399,000.00 or less. Unless otherwise agreed by the parties, Seller shall retain any and all sums paid to Seller, unpaid awards, insurance proceeds and other payments associated with or attributable to Casualty Losses and/or Takings to the extent that Buyer receives a downward adjustment to the Purchase Price attributable to such Casualty Losses and/or Takings. Otherwise, Buyer shall receive any and all sums paid to Seller, unpaid awards, insurance proceeds and other payments attributable to such Casualty Losses and/or Takings.
ARTICLE 8. INDEMNITIES
     8.1 Seller’s Indemnity Obligations (excluding Environmental Claims). EXCEPT FOR ENVIRONMENTAL CLAIMS WHICH SHALL BE HANDLED IN ACCORDANCE WITH SECTION 8.3, SELLER SHALL RELEASE BUYER AND BUYER’S AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS AND EMPLOYEES (COLLECTIVELY, THE “BUYER GROUP”) FROM AND SHALL FULLY PROTECT, INDEMNIFY, AND DEFEND BUYER GROUP FROM AND AGAINST ANY AND ALL CLAIMS AND ANY AND ALL OCCURRENCES AND CONDITIONS WHICH WOULD CONSTITUTE CLAIMS BUT WHICH ARE ASSERTED BY SELLER, RELATING TO, ARISING OUT OF, OR CONNECTED WITH SELLER’S OWNERSHIP OR OPERATION OF THE PROPERTIES PRIOR TO THE EFFECTIVE TIME, REGARDLESS OF ANY NEGLIGENCE OF ACT OR OMISSION BY BUYER GROUP; PROVIDED, HOWEVER, THAT PROPER NOTICE UNDER SECTION 8.5 SHALL HAVE BEEN SUBMITTED TO SELLER WITHIN EIGHTEEN (18) MONTHS AFTER THE CLOSING DATE, AND FURTHER PROVIDED THAT BUYER SHALL BEAR SOLE RESPONSIBILITY FOR THE COSTS ASSOCIATED WITH ALL SUCH CLAIMS (IN AGGREGATE) UP TO THREE HUNDRED NINETY NINE THOUSAND AND NO/100DOLLARS (US $399,000.00).
     8.2 Buyer’s Indemnity Obligations (excluding Environmental Claims). EXCEPT FOR ENVIRONMENTAL CLAIMS WHICH SHALL BE HANDLED IN ACCORDANCE WITH SECTION 8.3, BUYER SHALL RELEASE SELLER AND

SELLER’S AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS AND EMPLOYEES (COLLECTIVELY, THE “SELLER GROUP”) FROM AND SHALL FULLY PROTECT, INDEMNIFY, AND DEFEND THE SELLER GROUP FROM AND AGAINST ANY AND ALL CLAIMS AND ANY AND ALL OCCURRENCES AND CONDITIONS WHICH WOULD CONSTITUTE CLAIMS BUT WHICH ARE ASSERTED BY BUYER RELATING TO, ARISING OUT OF, OR CONNECTED WITH THE OWNERSHIP OR OPERATION OF THE PROPERTIES (i) PERTAINING TO THE PERIOD AFTER THE EFFECTIVE TIME, AND (ii) PERTAINING TO THE PERIOD PRIOR TO THE EFFECTIVE TIME, UNLESS SUCH CLAIMS OR OCCURRENCES AND CONDITIONS SHALL HAVE BEEN SUBMITTED TO SELLER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREOF WITHIN EIGHTEEN (18) MONTHS AND ARE IN THE AGGREGATE GREATER THAN THREE HUNDRED NINETY NINE THOUSAND AND NO/100 DOLLARS (US $399,000.00). THIS INDEMNITY SHALL APPLY REGARDLESS OF ANY NEGLIGENCE OF ACT OR OMISSION BY SELLER GROUP.
     8.3 Environmental Claims. BUYER SHALL RELEASE SELLER GROUP AND SHALL FULLY PROTECT, INDEMNIFY, AND DEFEND SELLER GROUP FROM AND AGAINST ANY AND ALL ENVIRONMENTAL CLAIMS AND ANY AND ALL OCCURRENCES AND CONDITIONS WHICH WOULD CONSTITUTE ENVIRONMENTAL CLAIMS BUT WHICH ARE ASSERTED BY BUYER PERTAINING TO THE PROPERTIES, NO MATTER WHEN THE SAME ARISE OR TO WHAT PERIOD OF TIME THEY PERTAIN AND REGARDLESS OF ANY NEGLIGENCE OR ACT OR OMISSION OF SELLER GROUP.
     8.4 Asbestos and NORM. The parties acknowledge that the Properties may contain asbestos and/or NORM, and that special procedures may be required for the assessment, remediation, removal, transportation or disposal of asbestos and NORM. Buyer agrees to assume any and all liability associated with or attributable to the assessment, remediation, removal, transportation and disposal of the asbestos or NORM associated with or attributable to the Properties and shall conduct said activities in accordance with all applicable Laws.
     8.5 Notice and Cooperation. If a Claim is asserted against a party for which the party would be liable under the provisions of this Agreement, it is a condition precedent to the indemnifying party’s obligations hereunder that the indemnified party gives the indemnifying party written notice of such Claim setting forth full particulars of the Claim, as known by the indemnified party, including a copy of the Claim (if it was a written Claim.) The indemnified party shall make a good faith effort to notify the indemnifying party within one (1) month of receipt of a Claim and shall in all events effect such notice within such time as will allow the indemnifying party to defend against such Claim and no later than three (3) calendar months after receipt of the Claim by the indemnified party. The notice of a Claim given hereunder is referred to as a “Claim Notice.”

     8.6 Defense of Claims.
      8.6.1 Counsel. Upon receipt of a Claim Notice, the indemnifying party may assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. The indemnified party shall cooperate in all reasonable respects in such defense. If any Claim involves Claims with respect to which Buyer indemnifies Seller and also Claims for which Seller indemnifies Buyer, each party shall have the right to assume the defense of and hire counsel for that portion of the Claim for which it has liability. The indemnified party shall have the right to employ separate counsel in any Claim and to participate in the defense thereof, provided the fees and expenses of counsel employed by an indemnified party shall be at the expense of the indemnified party unless otherwise agreed between the parties.
      8.6.2 Settlement. If the indemnifying party does not notify the indemnified party within the earlier to occur of: (a) the time a response is due in the relevant litigation matter, or (b) three (3) calendar months after receipt of the Claim Notice, that the indemnifying party elects to undertake the defense thereof, the indemnified party has the right to defend, at the sole expense of the indemnifying party, the Claim with counsel of its own choosing, subject to the right of the indemnifying party to assume the defense of any Claim at any time prior to settlement or final determination thereof at the indemnifying party’s sole expense. In such event, the indemnified party shall send a written notice to the indemnifying party of any proposed settlement of any Claim, which settlement the indemnifying party may accept or reject, in its reasonable judgment, within thirty (30) Days of receipt of such notice, unless the settlement offer is limited to a shorter period of time in which case the indemnifying party shall have such shorter period of time in which to accept or reject the proposed settlement. Failure of the indemnifying party to accept or reject such settlement within the thirty (30) Day period, or such shorter period of time, if applicable, shall be deemed to be its rejection of such settlement. The indemnified party may settle any matter over the objection of the indemnifying party but shall in so doing be deemed to have waived any right to indemnity therefor as to (and only as to) liabilities with respect to which the indemnifying party has recognized its liability.
     8.7 Waiver of Certain Damages. Each of the parties hereby waives, and agrees not to seek, indirect, consequential, punitive, exemplary or special damages of any kind with respect to any Claim, occurrence, condition or dispute, arising out of or relating to this Agreement or breach hereof; provided, however, that this provision does not diminish or affect in any way the parties’ rights and obligations under any indemnities provided for in this Agreement.
     8.8. Limitation on Indemnities. In no event shall an indemnifying party have any obligation of indemnification to the other party, if the Claim, occurrence, condition or dispute for which indemnity is sought was caused by the gross negligence or willful misconduct on the part of the indemnified party and/or its officers, directors, employees, agents, contractors, subcontractors or Affiliates.

ARTICLE 9. WARRANTIES AND DISCLAIMERS
     9.1 Special Warranty of Title. Seller shall warrant and defend title to the Properties conveyed to Buyer against every person whomsoever lawfully claiming the same or any part thereof by, through or under Seller, but not otherwise, and subject to the Permitted Encumbrances.
     9.2 Disclaimer — Representations and Warranties. BUYER ACKNOWLEDGES AND AGREES THAT THE SUBJECT INTERESTS ARE BEING SOLD, ASSIGNED AND CONVEYED FROM SELLER TO BUYER “AS-IS, WHERE-IS”, AND WITH ALL FAULTS IN THEIR PRESENT CONDITION AND STATE OF REPAIR, WITHOUT RECOURSE. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES CONCERNING THE SUBJECT INTERESTS, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF TITLE, THE QUALITY OF HYDROCARBON RESERVES, THE QUANTITY OF HYDROCARBON RESERVES, THE AMOUNT OF REVENUES, THE AMOUNT OF OPERATING COSTS, CONDITION (PHYSICAL OR ENVIRONMENTAL), QUALITY, COMPLIANCE WITH APPLICABLE LAWS, ABSENCE OF DEFECTS (LATENT OR PATENT), SAFETY, STATE OF REPAIR, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND BUYER EXPRESSLY RELEASES SELLER FROM THE SAME.
     9.3 Disclaimer — Statements and Information. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER DISCLAIMS ANY AND ALL LIABILITY AND RESPONSIBILITY FOR AND ASSOCIATED WITH THE QUALITY, ACCURACY, COMPLETENESS OR MATERIALITY OF THE RECORDS AND ANY OTHER INFORMATION PROVIDED AT ANY TIME (WHETHER ORAL OR WRITTEN) TO BUYER, ITS OFFICERS, AGENTS, EMPLOYEES AND REPRESENTATIVES IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREIN, INCLUDING WITHOUT LIMITATION, QUALITY OF HYDROCARBON RESERVES, QUANTITY OF HYDROCARBON RESERVES, AMOUNT OF REVENUES, AMOUNT OF OPERATING COSTS, FINANCIAL DATA, CONTRACT DATA, ENVIRONMENTAL CONDITION OF THE PROPERTIES, PHYSICAL CONDITION OF THE PROPERTIES AND CONTINUED FINANCIAL VIABILITY OF THE SUBJECT INTERESTS, AND BUYER EXPRESSLY RELEASES SELLER FROM THE SAME.
ARTICLE 10. SELLER’S REPRESENTATIONS
     Seller represents to Buyer that on the date hereof and as of the Closing Date:
     10.1 Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite corporate power and authority to own and lease the Properties. Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the Properties are located.
     10.2 Corporate Authority; Authorization of Agreement. Seller has all requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated herein and to perform all of the terms and conditions to be performed by it as provided for in this Agreement. The execution and delivery of this Agreement by Seller, the performance by Seller of all of the terms and conditions to be performed by it and the consummation of the transactions contemplated herein have been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other Laws relating to or affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     10.3 No Violations. The execution and delivery of this Agreement by Seller does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated herein, will not:
        (a) Conflict with or require the consent of any person or entity under any of the terms, conditions or provisions of the certificate of incorporation or bylaws of Seller;
        (b) Violate any provision of, or require any filing, consent or approval under any Law applicable to or binding upon Seller (assuming receipt of all consents and approvals of governmental entities customarily obtained subsequent to the transfers of title);
        (c) Conflict with, result in a breach of, constitute a default under or constitute an event that with notice or lapse of time, or both, would constitute a default under, accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, (i) any mortgage, indenture, loan, credit agreement or other agreement, evidencing indebtedness for borrowed money to which Seller is a party or by which Seller is bound or (ii) any order, judgment or decree of any governmental entity or tribal authority; or
        (d) Result in the creation or imposition of any lien or encumbrance upon the Subject Interests.
     10.4 Absence of Certain Changes. Between the Effective Time and the execution date hereof, there has not been:
        (a) A sale, lease or other disposition of any material part of the Subject Interests, other than the sale of Hydrocarbons in the ordinary course of business, consistent with prior practices of Seller;

        (b) A mortgage, pledge or grant of a lien or security interest in any of the Subject Interests; or
        (c) A contract or commitment to do any of the foregoing.
     10.5 Operating Costs. To the best of Seller’s knowledge, all costs incurred in connection with the operation of the Subject Interests have been fully paid and discharged by Seller, except normal expenses incurred in operating the Subject Interests within the previous sixty (60) Days or as to which Seller has not yet been billed or as to which Seller is disputing in good faith.
     10.6 Litigation and Other Disputes. Seller shall retain liability for the matters listed on Schedule 10.6 and shall indemnify, defend and hold harmless the Buyer Group from and against any and all Claims related to such matters. Except for the matters listed on Schedule 10.6, there is no action, suit or proceeding pending or, to the best of Seller’s knowledge, threatened against the Properties or Seller’s interest in the Properties.
     10.7 Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to the best of Seller’s knowledge, threatened against Seller.
     10.8 Leases. To the best of Seller’s knowledge, (i) the Leases have been maintained in material compliance with their terms, are valid, binding and in full force and effect, (ii) there are no defaults by Seller in the performance of any of the material terms and conditions of the Leases and (iii) no event has occurred that with the lapse of time or action or inaction by any party would result in a material violation of the Leases or a default thereunder. To the best of Seller’s knowledge, all royalties (including shut-in payments), rental, deposits and other amounts due on the Leases have been properly and timely paid.
     10.9 Hydrocarbon Sales; Imbalances. Except as otherwise provided in Section 6.4, Seller has not been nor will Buyer after the Effective Time be obligated by virtue of any prepayment made under any gas transportation, production sales contract or any other contract containing a “take or pay” clause, or under any gas balancing, deferred production or similar arrangement to deliver oil, gas or other minerals produced from or allocated to any of the Subject Interests at such future time without receiving full payment therefor at the time of delivery.
     10.10 Existing Commitments. Except as described on Schedule 10.10 and except for any commitment for expenditures of less than $50,000, there are no existing commitments or obligations to pay costs or expenses for drilling, completing, equipping, deepening, side tracking, reworking or other similar costs or expenses arising from or relating to the ownership of the Properties. Except as otherwise provided in the Assumed Contracts, there are no obligations or commitments presently existing under which Seller’s interest in the Properties will be altered due to the passage of time, the collection of a specified sum of money (including, for example, non-consent operations and back-in obligations) or other reason.

     10.11 Compliance with Law. Except for those matters disclosed on Schedule 10.11 and such other matters as would not have a material adverse effect on the value of the Properties, to the best of Seller’s knowledge, Seller (i) is in material compliance with all Laws applicable to Seller or the Properties and (ii) has not received notice of and is not aware of any facts, conditions or circumstances relating to the ownership or operation of the Properties that could reasonably be expected to give rise to any claim or assertion that Seller, the Properties or the ownership or operation thereof is not in material compliance with any Law applicable to Seller or the Properties.
     10.12 Availability of Records. To the best of Seller’s knowledge, Seller has provided Buyer with access to all Records in Seller’s possession in connection with Buyer’s due diligence title review of the Leases.
     10.13 Material Contracts. Exhibit D sets forth, to the best of Seller’s knowledge after reasonable investigation, all contracts and agreements that have a material effect on the use, value or operation of the Properties. Except as set forth on Schedule 10.13, the Material Contracts are in full force and effect in accordance with their respective terms, there exist no defaults thereunder by Seller or, to the best of Seller’s knowledge after reasonable investigation, by any other party to such Material Contracts and no event has occurred that with notice or lapse of time or both would constitute any default under any such contract by Seller or, to the best of Seller’s knowledge after reasonable investigation, any other party to such Material Contracts.
     10.14 Preferential Rights. Except as set forth on Schedule 10.14, to the best of Seller’s knowledge there are no preferential rights to purchase that are applicable to the transaction contemplated hereby.
     10.15 Environmental. Except as set forth on Schedule 10.15, to the best of Seller’s knowledge, neither Seller nor the Properties are in violation of any Environmental Laws and there are no existing Environmental Claims relating to the Properties.
     10.16 Suspense Accounts. As of the Effective Time, to the best of Seller’s knowledge and except as set forth in Schedule 10.16, with respect to the Properties operated by Seller, Seller is not holding any funds in suspense.
     10.17 Expenses and Costs and Payments Out of Production. All expenses and costs (including all bills for labor, materials and supplies used or furnished for use in connection with the Properties) and payments out of production of hydrocarbons from the Properties, including all royalties, have been, and are being, properly and timely paid.
     10.18 Payout Balances. Schedule 10.18 contains the true and correct payout balances as of the most recent period in Seller’s possession for each of the Properties that have varying interests depending on payout or other occurrence.
     10.19 Use of Surface. Except as set forth on Schedule 10.19, to the best of Seller’s knowledge after reasonable investigation there is no material limitation on the use of the surface contained in any of the Leases that would have a material adverse effect on the value, use or operation of the Properties. The Assumed Contracts are sufficient for reasonable access to all of the Properties.
     10.20 Statements. No representation made by Seller in this Agreement, and no statement of Seller or Seller’s agents or representatives contained in any document, certificate, or other writing furnished or to be furnished to Buyer by Seller pursuant hereto or in connection herewith, intentionally contains or will intentionally contain, at the time of delivery, any untrue statement of a material fact or intentionally omit or will intentionally omit, at the time of delivery, to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading. Seller knows of no matter which has not been disclosed to Buyer pursuant to this Agreement which has or, so far as Seller can now reasonably foresee, will have a material adverse effect on the value, use or operation of the Assets. Seller has delivered or made available to Buyer accurate and complete copies of all agreements, documents, and other writings referred to or listed in this Agreement.
     10.21. Limitation on Representations. The representations contained in Sections 10.5 through 10.20 shall survive Closing for a period of twelve (12) months after the Closing Date and shall thereupon terminate.
ARTICLE 11. BUYER’S REPRESENTATIONS
     Buyer represents to Seller that on the date hereof and as of the Closing Date:
     11.1 Organization and Good Standing. Parallel Petroleum Corporation is a corporation duly organized validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own and lease the Properties. Parallel Petroleum Corporation is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the Properties are located.
     11.2 Corporate Authority; Authorization of Agreement. Parallel Petroleum Corporation has all requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated herein and to perform all the terms and conditions to be performed by it as provided for in this Agreement. The execution and delivery of this Agreement by Parallel Petroleum Corporation, the performance by Parallel Petroleum Corporation of all the terms and conditions to be performed by it and the consummation of the transactions contemplated herein have been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other Laws relating to or affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     11.3 No Violations. The execution and delivery of this Agreement by Buyer does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated herein, do not:

        (a) Conflict with or require the consent of any person or entity under any of the terms, conditions or provisions of the certificate of incorporation or bylaws of Buyer;
        (b) Violate any provision of, or require any filing, consent or approval under any Law applicable to or binding upon Buyer; or
        (c) Conflict with, result in a breach of, constitute a default under or constitute an event that with notice or lapse of time, or both, would constitute a default under, accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, (i) any mortgage, indenture, loan, credit agreement or other agreement evidencing indebtedness for borrowed money to which Buyer is a party or by which Buyer is bound, or (ii) any order, judgment or decree of any governmental entity or tribal authority.
     11.4 SEC Disclosure. Buyer is an experienced and knowledgeable investor and operator in the oil and gas business. Buyer is acquiring the Subject Interests for its own account for use in its trade or business, and not with a view toward or for sale in connection with any distribution thereof, nor with any present intention of making a distribution thereof within the meaning of the Securities Act of 1933, as amended.
     11.5 Statements. No representation made by Buyer in this Agreement, and no statement of Buyer or Buyer’s agents or representatives contained in any document, certificate, or other writing furnished or to be furnished to Seller by Buyer pursuant hereto or in connection herewith, intentionally contains or will intentionally contain, at the time of delivery, any untrue statement of a material fact or intentionally omit or will intentionally omit, at the time of delivery, to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading. Buyer knows of no matter which has not been disclosed to Seller pursuant to this Agreement which has or, so far as Buyer can now reasonably foresee, will have a material adverse effect on the value, use or operation of the Assets.
     11.6 Independent Evaluation. As of Closing, Buyer represents that it is sophisticated in the evaluation, purchase, operation and ownership of oil and gas properties and that in making its decision to enter into this Agreement and to consummate the transaction contemplated herein, Buyer has relied and shall rely solely on its own independent knowledge, investigation and evaluation of the Subject Interests and has satisfied itself as to the physical condition and environmental condition of the Subject Interests.
     11.7 Buyer’s Reliance. Buyer acknowledges and agrees that it is entitled to rely only on the express representations and warranties set forth in this Agreement.
     11.8 Qualified Buyer. Buyer possesses all required governmental licenses, permits, bonds, certificates, orders and authorizations necessary to own the Subject Interests, except those customarily obtained after the sale or conveyance of the Subject Interests.

ARTICLE 12. ADDITIONAL AGREEMENTS
     12.1 Covenants of Seller. From the date hereof until Closing, without first obtaining the consent of Buyer, Seller has not and will not:
        (a) waive any right of material value relating to the Properties;
        (b) convey, encumber, mortgage or pledge any of the Properties nor dispose of any of the Properties, other than the sale of production in the ordinary course of business and except as may be required in connection with the exercise of preferential rights affecting the Properties;
        (c) enter into, modify or terminate any contracts relating to the Properties including any agreement creating a tax partnership, other than in the ordinary course of business;
        (d) vote to commit to any material project or material expenditure under any operating agreement affecting the Properties or elect to participate in any operation on the Properties requiring an expenditure of greater than Fifty Thousand Dollars (US $50,000) to Seller’s interest, except to the extent required in an emergency to protect life or property from immediate harm or destruction; or
        (e) contract or commit itself to do any of the foregoing.
     12.2 Notice of Loss. From the date hereof until Closing, Seller shall promptly notify Buyer of any loss or damage to the Properties, or any part thereof, known to Seller and in the aggregate exceeding Ten Thousand Dollars (US $10,000) net to Seller’s interest.
     12.3 Subsequent Operations. Seller makes no representations or warranties to Buyer as to the transferability or assignability of operatorship of the Properties. Buyer acknowledges that the rights and obligations associated with operatorship of the Properties are governed by the applicable agreement(s) and that operatorship of the Properties shall be decided in accordance with the terms of said agreement(s); provided, however, Seller agrees to provide reasonable assistance to Buyer (at no expense to Seller) in connection with Buyer’s effort to be designated as operator of the Properties.
     12.4 Buyer’s Assumption of Obligations. Subject to Closing, Buyer agrees to assume and shall timely perform and discharge all duties and obligations of Seller relating to or arising out of the ownership of the Properties from and after the Effective Time, including, without limitation, all duties and obligations of Seller under all the Assumed Contracts, and Buyer shall indemnify and hold Seller harmless from and against any and all liabilities of whatsoever nature arising out of Buyer’s failure to properly perform or discharge such duties and obligations. Buyer agrees to accept full responsibility for Seller’s proportionate share of the costs and expenses associated with or attributable to the plugging and abandonment of all wells, and the removal of all equipment, platforms and facilities conveyed to Buyer under this Agreement and the remediation, restoration and clean up of the Properties. In conducting the duties and obligations contained in this Section 12.4, Buyer shall comply with the applicable Laws of all governmental entities and tribal authorities having appropriate jurisdiction.
     12.5 Records. Within thirty (30) Days after Closing, Seller shall furnish to Buyer all Records which are maintained by Seller, provided, however, that Seller is entitled to retain copies of any or all such Records. Buyer agrees to maintain the Records received from Seller, and any other records that Buyer may receive from the current operators of any of the Properties, in accordance herewith for a period of six (6) years after the Closing Date and to afford Seller reasonable access to as requested by Seller. If Buyer desires to dispose of any such records prior to the end of the six (6) year period, Buyer shall offer in writing to Seller to deliver such records to Seller; if Seller elects not to receive such records or fails to respond to Buyer’s notice within thirty (30) Business Days after receipt thereof, then Buyer may dispose of such records within its discretion.
ARTICLE 13. CONDITIONS PRECEDENT TO CLOSING
     13.1 Conditions Precedent to Seller’s Obligation to Close. Seller shall be obligated to consummate the sale of the Subject Interests as contemplated by this Agreement on the Closing Date, provided the following conditions precedent have been satisfied or have been waived by Seller:
     13.1.1 All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of Closing as though such representations and warranties were made at and as of such time;
     13.1.2 Buyer shall have complied in all material respects with all obligations and conditions contained in this Agreement to be performed or complied with by Buyer at or prior to the Closing; and
     13.1.3 No suit, action or other proceedings shall be pending before any court or governmental entity in which it is sought by a person or entity (other than the parties hereto or any of their Affiliates, officers, directors, or employees) to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement, or to obtain substantial damages in connection with the transaction contemplated herein, nor shall there be any investigation by a governmental entity pending which might result in any such suit, action or other proceedings seeking to restrain, enjoin or otherwise prohibit the consummation of the transaction contemplated by this Agreement.
     13.2 Conditions Precedent to Buyer’s Obligation to Close. Buyer shall be obligated to consummate the purchase of the Subject Interests as contemplated by this Agreement on the Closing Date, provided that the following conditions precedent have been satisfied or have been waived by Buyer:

     13.2.1 All representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects at and as of Closing as though such representations and warranties were made at and as of such time;
     13.2.2 Seller shall have complied in all material respects with all obligations and conditions contained in this Agreement to be performed or complied with by Seller at or prior to the Closing; and
     13.2.3 No suit, action or other proceedings shall be pending before any court or governmental entity in which it is sought by a person or entity (other than the parties hereto or any of their Affiliates, officers, directors, or employees) to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement, or to obtain substantial damages in connection with the transaction contemplated herein, nor shall there be any investigation by a governmental entity pending which might result in any such suit, action or other proceedings seeking to restrain, enjoin or otherwise prohibit the consummation of the transaction contemplated by this Agreement.
ARTICLE 14. TERMINATION
     14.1 Grounds for Termination. This Agreement may be terminated at any time prior to Closing:
     14.1.1 By the mutual written agreement of Seller and Buyer;
     14.1.2 By Seller if Buyer fails or refuses to Close in breach of this Agreement or if the conditions precedent to Seller’s obligation to Close are unmet at the time set for Closing;
     14.1.3 By Buyer if Seller fails or refuses to Close in breach of this Agreement or if the conditions precedent to Buyer’s obligation to Close are unmet at the time set forth Closing;
     14.1.4 By either Seller or Buyer pursuant to Article 5; or
     14.1.5 By either party (provided the terminating party is not then in breach of any provisions of this Agreement), if Closing shall not have occurred within sixty (60) days following the originally scheduled Closing Date.
     14.2 Effect of Termination.
     14.2.1 Except as provided in Section 14.2.2 below, if this Agreement is terminated in accordance with Section 14.1, such termination shall be without liability of either party or any Affiliate, officer, director, or employee of such party, except for

Seller’s obligation (if applicable) to return the Earnest Money Deposit, as provided in Article 3, and the obligations provided in Sections 14.4 and 16.3.
       14.2.2 If this Agreement is terminated because of Buyer’s failure or refusal to Close in breach of this Agreement or because the conditions precedent to Seller’s obligation to Close provided in Sections 13.1.1 and 13.1.2 are unmet at the time set for Closing, Seller shall be entitled to retain the Earnest Money Deposit as liquidated damages to reimburse Seller for its out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, unless any of the conditions precedent to Buyer’s obligation to Close provided in Section 13.2 are also unmet at the time set for Closing. The liquidated damages referenced above shall be in addition to and not exclusive of any other remedies which may be available to Seller at law or in equity. If this Agreement is terminated because of Seller’s failure or refusal to Close in breach of this Agreement or because the conditions precedent to Buyer’s obligation to Close provided in Sections 13.2.1 and 13.2.2 are unmet at the time set for Closing, Buyer shall be entitled to all remedies which may be available to Buyer at law or in equity.
     14.3 Return of Documents. If this Agreement is terminated, each party shall return to the party which owns or is otherwise entitled thereto all books, records, maps, files, papers and other property in such party’s possession relating to the transaction contemplated by this Agreement.
     14.4 Confidentiality. Buyer acknowledges that the books, records, maps, files, papers and other property to be disclosed to Buyer in the performance of its title due diligence hereunder may contain non-public confidential information and that Seller considers the terms of the sale and purchase of the Subject Interests to be confidential information. Buyer agrees that it will use such confidential information solely for the purpose of performing such due diligence and that such information will be kept confidential by Buyer for a period of one (1) year from the date hereof in the event that Closing does not occur..
     This Section 14.4 shall be inoperative as to such portions of the information furnished Buyer that (i) are or become generally available to the public other than as a result of a disclosure by Buyer or its representatives in breach of the terms hereof; (ii) are or become available to Buyer from a source other than the Seller, if such source has represented to Buyer (and which Buyer has no reason to disbelieve after due inquiry) that it is entitled to disclose such information; (iii) are developed independently by Buyer without reference to such information; (iv) were known to Buyer prior to their disclosure by the Companies or one of their representatives; or (v) which Buyer had a prior independent contractual right to receive, with or without an obligation of confidentiality.
     In the event that Buyer is requested or becomes legally compelled (by oral question, interrogatory, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the confidential information, Buyer will (i) provide Seller with prompt written notice so that Seller may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement, and (ii) cooperate with Seller in pursuing any reasonable measures that Seller determines to pursue to resist or narrow any such disclosure request or requirement. In the event that such protective order or other remedy is not obtained, or Seller waives compliance with the provisions of this letter agreement, Buyer will furnish only that portion of the confidential that is legally required and will exercise all reasonable efforts to obtain confidential treatment therefor and will cooperate with Seller’s efforts to obtain such confidential treatment.
ARTICLE 15. THE CLOSING
     15.1. Preliminary Closing Statement. Prior to the Closing Date, Seller shall provide Buyer with a preliminary Closing statement setting forth the adjusted Purchase Price, the amounts required in Sections 6.1-6.3 hereof, and wiring instructions designating the account or accounts to which the adjusted Purchase Price is to be delivered in accordance with Section 15.3.2. After receipt of the preliminary Closing statement from Seller and prior to the Closing Date, Buyer shall furnish Seller with Buyer’s requested adjustments to such statement. Seller and Buyer shall attempt in good faith to resolve any differences between them, but if the parties are unable to agree, Seller’s preliminary Closing statement shall be used for Closing.
     15.2 Obligations of Seller at Closing. At the Closing, Seller shall deliver to Buyer, unless waived by Buyer, the following:
        15.2.1 Documents substantially in the form of the Assignment and Bill of Sale attached hereto as Exhibit A, conveying all of Seller’s right, title and interest in and to the Properties. The Assignment and Bill of Sale shall be executed and acknowledged in two (2) multiple originals or such greater number as agreed between the parties;
        15.2.2 Evidence that all consents and approvals prerequisite to the sale and conveyance of the Subject Interests (except for consents and approvals of governmental entities customarily obtained subsequent to the transfer of title or with respect to Properties which have been withdrawn from the transaction in accordance with the terms hereof) have been obtained, as well as evidence of waiver or lapse of any unexercised preferential purchase rights applicable to the Properties;
        15.2.3 A Certificate substantially in the form of Exhibit B, executed by an authorized officer of Seller, certifying as to the matters specified in Section 13.2.1;
        15.2.4 A Non-Foreign Affidavit substantially in the form of Exhibit E, executed by an authorized officer of Seller;
        15.2.5 Executed copies of mutually agreeable transfer orders or letters-in-lieu, government approved assignment forms to be prepared by Buyer; and
        15.2.6 Such other instruments as are necessary to carry out Seller’s obligations under this Agreement.
     15.3 Obligations of Buyer at Closing. At the Closing, Buyer shall deliver to Seller, unless waived by Seller, the following:

     15.3.1 The Assignment and Bill of Sale referred to in Section 15.2.1, executed and properly acknowledged;
     15.3.2 The adjusted Purchase Price, less the Earnest Money Deposit, by wire transfer in accordance with Article 3;
     15.3.3 A Certificate substantially in the form of Exhibit B, executed by an authorized representative of Buyer, certifying as to the matters specified in Section 13.1.1; and
     15.3.4 Such other instruments as are necessary to carry out Buyer’s obligations under this Agreement.
     15.4 Site of Closing. Closing shall be held in Seller’s offices in Houston, Texas or any other location mutually agreed in writing by Seller and Buyer.
ARTICLE 16. MISCELLANEOUS
     16.1 Notices. All notices and other communications required, permitted or desired to be given hereunder must be in writing and sent by U.S. mail, properly addressed as shown below, and with all postage and other charges fully prepaid or by hand delivery or by facsimile transmission. Date of service by mail and hand delivery is the date on which such notice is received by the addressee and by facsimile is the date sent (as evidenced by fax machine confirmation of receipt), or if such date is not on a Business Day, then on the next date which is a Business Day. Each party may change its address by notifying the other party in writing.

If to Seller by mail or hand delivery:	Diamond “M” Production Company 2350 N. Sam Houston Pkwy. E., Suite 125 Houston, Texas 77032 Attention: Jim Dewbre

If to Seller by facsimile:	Diamond “M” Production Company Number: 281-618-4885 Attention: Jim Dewbre

If to Buyer by mail or hand delivery:	Parallel Petroleum Corporation 1004 North Big Spring, Suite 400 Midland, Texas 79701 Attention: John Rutherford

Ted Collins, Jr. 508 W. Wall Street, Suite 1200 Midland, Texas 79701

If to Buyer by facsimile:	Parallel Petroleum Corporation Number: 432-684-7867 Attention: John Rutherford

Ted Collins, Jr. Number: 432-686-0302 Attention: Ted Collins, Jr.
     16.2 Conveyance Costs. Buyer shall be solely responsible for filing and recording documents related to the transfer of the Properties from Seller to Buyer and for all costs and fees associated therewith, including filing the assignment of the Properties with appropriate federal, state and local authorities as required by applicable Law. Promptly following Buyer’s receipt of the recorded documents, Buyer shall furnish Seller with all recording data and evidence of all required filings.
     16.3 Brokers’ Fees. Neither party has retained any brokers, agents or finders in connection with this transaction that would result in any liability on the other party for any fees or commission. Each party agrees to release, protect, indemnify, defend and hold the other harmless from and against any and all Claims with respect to any commissions, finders’ fees or other remuneration due to any broker, agent or finder claiming by, through or under such party.
     16.4 Further Assurances. From and after Closing, at the request of Seller but without further consideration, Buyer will execute and deliver or use reasonable efforts to cause to be executed and delivered such other instruments of conveyance and take such other actions as Seller reasonably may request to more effectively put Seller in possession of any property which was not intended by the parties to be conveyed by Buyer. From and after Closing, at the request of Buyer but without further consideration, Seller shall execute and deliver or use reasonable efforts to cause to be executed and delivered such other instruments of conveyance and take such other actions as Buyer reasonably may request to more effectively put Buyer in possession of the Subject Interests. If any of the Properties are incorrectly described, the description shall be corrected upon proof of the proper description.
     16.5 Survival of Representations and Warranties. Unless otherwise expressly limited herein, all representations, warranties, indemnities, covenants and agreements contained in this Agreement, to the extent not fully performed or waived prior to Closing, shall survive the Closing indefinitely. The parties have made no representations or warranties except those expressly set forth in this Agreement.
     16.6 Amendments and Severability. No amendments or other changes to this Agreement shall be effective or binding on either of the parties unless the same shall be in writing and signed by both Seller and Buyer. The invalidity of any one or more provisions of this Agreement shall not affect the validity of this Agreement as a whole, and in case of any such invalidity, this Agreement shall be construed as if the invalid provision had not been included herein.

     16.7 Successors and Assigns. This Agreement shall not be assigned, either in whole or in part, without the prior express written consent of the non-assigning party. Assignment of this Agreement by either party shall not relieve the assigning party of liability hereunder in the event of non-performance or breach of this Agreement by such party’s assignee. The terms, covenants and conditions contained in this Agreement shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective successors and assigns, and such terms, covenants and conditions shall be covenants running with the land and with each subsequent transfer or assignment of the Subject Interests.
     16.8 Headings. The titles and headings set forth in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.
     16.9 Governing Law. This Agreement shall be governed by and construed under the Laws of the State of Texas, excluding any choice of law rules which may direct the application of the Laws of another jurisdiction. This provision survives termination of this Agreement.
     16.10 No Partnership Created. It is not the purpose or intention of this Agreement to create (and it shall not be construed as creating) a joint venture, partnership or any type of association, and the parties are not authorized to act as agent or principal for each other with respect to any matter related hereto.
     16.11 Public Announcements. Neither the Seller Group nor the Buyer Group (as defined in Article 8) shall issue a public statement or press release with respect to the transaction contemplated herein (including the price and other terms) without the prior written consent of the other party, except as required by Law or listing agreement with a national security exchange and then only after prior consultation with the other party.
     16.12 No Third Party Beneficiaries. Nothing contained in this Agreement shall entitle anyone other than Seller or Buyer or their authorized successors and assigns to any claim, cause of action, remedy or right of any kind whatsoever.
     16.13 Deceptive Trade Practices. As partial consideration for the parties agreeing to enter into this Agreement, the parties each can and do expressly waive the provisions of all consumer protection Laws of the State of Texas, or any other state, applicable to this transaction that may be waived by the parties; it is not the intent of the parties to waive and the parties shall not waive any applicable Law or provision thereof which is prohibited by Law from being waived. Each party represents to the other that such party has had an adequate opportunity to review the preceding waiver provision, including the opportunity to submit the same to legal counsel for review and comment, and understands the rights being waived herein.
     16.14 Tax Deferred Exchange Election. Either party may elect to structure the conveyance of the Subject Interests as part of an exchange under Article 1031 of the Internal Revenue Code of 1986, as amended. The parties agree to execute all documents, conveyances or other instruments necessary to effectuate an exchange. The party requesting that the transaction be structured as a tax free exchange shall be responsible for all additional costs associated with so structuring the transaction.
     16.15 Not to be Construed Against Drafter. The parties acknowledge that they have had an adequate opportunity to review each and every provision contained in this Agreement and to submit the same to legal counsel for review and comment, including expressly but without limitation the waivers and indemnities in Articles 4, 5, 7, 8, and 16. Based on said review and consultation, the parties agree with each and every term contained in this Agreement. Based on the foregoing, the parties agree that the rule of construction that a contract be construed against the drafter, if any, shall not be applied in the interpretation and construction of this Agreement.
     16.16 Entire Agreement. This Agreement supersedes all prior negotiations, understandings, letters of intent and agreements (whether oral or written) and any contemporaneous oral agreements between the parties relating to the Subject Interests and constitutes the entire understanding and agreement between the parties with respect to the sale and purchase of the Subject Interests.
     16.17 Conspicuousness of Provisions. The parties acknowledge that the provisions contained in this Agreement that are set out in “bold” satisfy the requirement of the express negligence rule and any other requirement at law or in equity that provisions contained in a contract be conspicuously marked or highlighted.
     16.18 Execution in Counterparts. This Agreement may be executed in counterparts, which shall when taken together constitute one valid and binding agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates of their respective acknowledgments set forth below, to be effective, however, as of the Effective Time.

DIAMOND “M” PRODUCTION COMPANY

By:	/s/ Richard F. Lane

Name:	Richard F. Lane
Title:	President

PARALLEL PETROLEUM CORPORATION

By:	/s/ John S. Rutherford

Name:	John S. Rutherford
Title:	Vice President

TED COLLINS, JR.

By:	/s/ J. Randy Turner

Name:	J. Randy Turner, as Agent and Attorney-in-Fact for
Ted Collins, Jr.

SCHEDULE 10.6
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
LITIGATION AND CLAIMS
None.

SCHEDULE 10.10
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
CAPITAL COMMITMENTS
None.
SCHEDULE 10.11
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
VIOLATIONS OF LAW
None.

SCHEDULE 10.13
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
MATERIAL CONTRACTS
None.

SCHEDULE 10.14
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
PREFERENTIAL RIGHTS

CONTRACT	DATE	ORIGINAL PARTIES	WELL	COUNTY	STATE
JOA to Trade Agreement	12/10/2001	Diamond M/Parallel et al	LDMU Deep	Scurry	TX

JOA to Trade Agreement	12/10/2001	Diamond M/Parallel et al	LDMU Deep-Retained	Scurry	TX

JOA to Trade Agreement	12/10/2001	Diamond M/Parallel et al	GCW Shallow	Scurry	TX

JOA to Trade Agreement	12/10/2001	Diamond M/Parallel et al	GCW Shallow-Retained	Scurry	TX

SCHEDULE 10.15
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
ENVIRONMENTAL
None.

SCHEDULE 10.16
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
SUSPENSE ACCOUNTS
None.

SCHEDULE 10.18
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
PAYOUT BALANCES

Property	Operator	Month	Balance
Diamond M	Parallel Petroleum Corporation, et al	Mar-08	$25,598,714

SCHEDULE 10.19
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
SURFACE
None.

EXHIBIT A
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

STATE OF TEXAS	§
§
COUNTY OF SCURRY	§
ASSIGNMENT AND BILL OF SALE
     THIS ASSIGNMENT AND BILL OF SALE (“Assignment”) executed by DIAMOND “M” PRODUCTION COMPANY, a Delaware corporation (“Assignor”), whose address is 2350 N. Sam Houston Parkway East, Suite 125, Houston, Texas 77032, to PARALLEL PETROLEUM CORPORATION, a Delaware corporation, whose address is 1004 North Big Spring, Suite 400, Midland, Texas 79701, and TED COLLINS, JR., an individual, whose address is 508 W. Wall Street, Suite 1200, Midland, Texas 79701 (collectively the “Assignees”), dated effective at 7:00 a.m., local time, on May 1, 2008 (said hour and day being hereinafter called the “Effective Time”).
     All capitalized terms not defined herein shall have the meanings ascribed to them in that certain Purchase and Sale Agreement dated effective May, 1, 2008, executed by and between Assignor and Assignee.
ARTICLE I
Assignment of Oil and Gas Properties
     Assignor, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignees, the receipt and sufficiency of which consideration are hereby acknowledged and confessed, by these presents does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignees, in the respective percentages set forth below, all of Assignor’s right, title and interest in and to the following properties described below in Section 1.2.
1.1.	Percentages.

Parallel Petroleum Corporation	89% of 8/8ths
Ted Collins, Jr.	11% of 8/8ths

1.2 Properties. The interests granted, bargained, sold, conveyed, assigned and delivered to Assignees pursuant to this Article I and described in this Section 1.2 are hereinafter sometimes collectively called the “Properties”:
     (a) All of Assignor’s right, title and interest in, to and under or derived from the oil and gas leasehold interests, fee interests and mineral interests in the lands described on Exhibit A, including, but not limited to those interests created or described in the instruments described in Exhibit A-1 (collectively, the “Leases”);
     (b) All of Assignor’s right, title and interest in, to and under or derived from the oil and gas wells located on the Leases and described on Exhibit A-2 (the “Wells”);
     (c) All of Assignor’s right, title and interest in and to, or derived from, all of the presently existing and valid unitization and pooling agreements and units (including all units formed by voluntary agreement and those formed under the rules, regulations, orders or other official acts of any governmental entity having appropriate jurisdiction) to the extent they relate to any of the interests in the Leases or the Wells;
     (d) All of Assignor’s right, title and interest in and to all oil, gas and/or other liquid or gaseous hydrocarbons (collectively, the “Hydrocarbons”) produced from or attributable to the Leases or the Wells and attributable to the period from and after the Effective Time;
     (e) All of Assignor’s right, title and interest in and to, or derived from, all of the presently existing and valid oil sales contracts, casinghead gas sales contracts, gas sales contracts, processing contracts, gathering contracts, transportation contracts, easements, rights-of-way, servitudes, surface leases and other contracts (including the Assumed Contracts), to the extent the same are assignable and relate to the Leases or the Wells;
     (f) All of Assignor’s right, title and interest in and to all personal property and improvements (collectively, the “Equipment”), including without limitation, wells (whether producing, plugged and abandoned, shut-in, injection, disposal or water supply), tanks, boilers, platforms, buildings, fixtures, machinery, equipment, pipelines, utility lines, power lines, telephone lines, telegraph lines and other appurtenances located on, in, under and about the Leases or the Wells, to the extent the same are situated upon and used or held for use by Assignor in connection with the ownership, operation, maintenance and repair of the Leases or the Wells, subject to the reservations stated below;
     (g) All franchises, licenses, permits, approvals, consents, certificates and other authorizations and other rights granted by governmental authorities and all certificates of convenience or necessity, immunities, privileges, grants and other rights that relate to the Properties or the ownership or operation of any thereof, to the extent the same are assignable (the “Permits”); and
     (h) All of Assignor’s books, records and files related to the any of the properties described in (a) through (f) above, including all (i) abstracts, title opinions, title reports, environmental site assessments, environmental compliance reports, lease and land files, surveys, analyses, compilations, correspondence, filings with and reports to regulatory agencies and other documents, contracts, agreements and instruments that in any manner relate to such properties, (ii) computer databases that are owned by or licensed to Assignor that relate to such properties, (iii) geophysical, geological, engineering, exploration, production and other technical data, magnetic field recordings, digital processing tapes, field prints, summaries, reports and maps, whether written or in electronically reproducible form, that are in the possession of Assignor and relate to such properties and (iv) all other books, records, files and magnetic tapes containing title or other information that are in the possession of Assignor and relate to such properties (the “Data”), but specifically excluding (i) previous offers and economic analyses associated with the acquisition, sale or exchange of such properties, (ii) interpretive information, (iii) personnel information, (iv) corporate, legal, financial and tax information, (v) information covered by a non-disclosure obligation, (vi) information covered by a legal privilege and (vii) any other Data or information that Assignor does not have the right to assign to Assignees.
     TO HAVE AND TO HOLD the Properties unto Assignees, their respective successors and assigns forever, subject, however, to the matters set forth herein.
ARTICLE II
Warranty of Title; Permitted Encumbrances
     2.1 Warranty of Title. Assignor does hereby bind itself to warrant and forever defend, all and singular, the Properties unto Assignees, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise, and subject to the Permitted Encumbrances (as defined below).
     2.2 Disclaimer of Representations and Warranties. THE PROPERTIES ARE ASSIGNED TO ASSIGNEES “AS IS, WHERE IS” AND WITH ALL FAULTS IN THEIR PRESENT CONDITION AND STATE OF REPAIR, WITHOUT RECOURSE. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 2.1 HEREOF, ASSIGNOR HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES CONCERNING THE PROPERTIES, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF TITLE, THE QUALITY OF HYDROCARBON RESERVES, THE QUANTITY OF HYDROCARBON RESERVES, THE AMOUNT OF REVENUES, THE AMOUNT OF OPERATING COSTS, CONDITION (PHYSICAL OR ENVIRONMENTAL), QUALITY, COMPLIANCE WITH APPLICABLE LAWS, ABSENCE OF DEFECTS (LATENT OR PATENT), SAFETY, STATE OF REPAIR, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSIGNEES EXPRESSLY RELEASE ASSIGNOR FROM THE SAME. ASSIGNOR DISCLAIMS ANY AND ALL LIABILITY AND RESPONSIBILITY FOR AND ASSOCIATED WITH THE QUALITY, ACCURACY, COMPLETENESS OR MATERIALITY OF THE RECORDS AND ANY OTHER INFORMATION PROVIDED AT ANY TIME (WHETHER ORAL OR WRITTEN) TO ASSIGNEES, THEIR OFFICERS, AGENTS, EMPLOYEES AND REPRESENTATIVES IN CONNECTION WITH THE PROPERTIES, INCLUDING WITHOUT LIMITATION, QUALITY OF HYDROCARBON RESERVES, QUANTITY OF HYDROCARBON RESERVES, AMOUNT OF REVENUES, AMOUNT OF OPERATING COSTS,

FINANCIAL DATA, CONTRACT DATA, ENVIRONMENTAL CONDITION OF THE PROPERTIES, PHYSICAL CONDITION OF THE PROPERTIES AND CONTINUED FINANCIAL VIABILITY OF THE PROPERTIES, AND ASSIGNEES EXPRESSLY RELEASE ASSIGNOR FROM THE SAME.
     2.3 Subrogation. Assignees shall be and are hereby subrogated to all covenants and warranties of title by parties (other than Assignor) heretofore given or made to Assignor or its predecessors in title in respect of any of the Properties.
     2.4 Purchase and Sale Agreement. The Properties are assigned by Assignor and accepted by Assignees expressly subject to the following:
     (a) the terms and conditions of that certain Purchase and Sale Agreement dated effective May 1, 2008, executed by and between Assignor and Assignee (the “P&S Agreement”); and
     (b) those “Permitted Encumbrances” more particularly described and defined in the P&S Agreement.
ARTICLE III
Miscellaneous
     3.1 Further Assurances. Assignor covenants and agrees to execute and deliver to Assignees all such other and additional instruments and other documents and will do all such other acts and things as may be necessary more fully to assure to Assignees or their successors or assigns, all of the respective properties, rights and interests herein and hereby assigned or intended to be assigned, including without limitation, executing separate assignments of individual oil, gas and mineral leases or interests therein, which are included in the Properties and which are necessary to facilitate the recognition of Assignees’ ownership of the Properties.
     3.2 Successors and Assigns. All of the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of Assignor and Assignees. All references herein to either Assignor or Assignees shall include their respective successors and assigns.
     3.3 Counterparts. This Assignment may be executed in several original counterparts, all of which are identical, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one and the same assignment.
     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed on the dates of their respective acknowledgments set forth below, to be effective, however, as of the Effective Time.

Assignor

DIAMOND “M” PRODUCTION COMPANY

By:

Name:	Richard F. Lane
Title:	President

Assignee

PARALLEL PETROLEUM CORPORATION

By:

Name:	John S. Rutherford
Title:	Vice President

Assignee

TED COLLINS, JR.

By:

Name:	J. Randy Turner, as Agent and Attorney-in-Fact for
Ted Collins, Jr.

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     This instrument was acknowledged before me on the 26th day of June, 2008, by Richard F. Lane, President of Diamond “M” Production Company, a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     This instrument was acknowledged before me on the 26th day of June, 2008, by John S. Rutherford, Vice President of Parallel Petroleum Corporation, a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§
     This instrument was acknowledged before me on the 25th day of June, 2008, by J. Randy Turner, as Agent and Attorney-in-Fact for Ted Collins, Jr., an individual.

Notary Public in and for the State of Texas

EXHIBIT B
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
CERTIFICATE
     I,                                         ,                       of             [Seller/Buyer]             , a                      corporation (“                    ”), do hereby certify pursuant to Section [15.2.3/15.3.3] of the Purchase and Sale Agreement by and between Diamond “M” Production Company and                     , dated                     , 2008 (the “Agreement”), that the representations and warranties of             [Seller/Buyer]             made in the Agreement are true and correct on and as of the date hereof, except for inaccuracies which in the aggregate are not material when considering the transaction as a whole.

Signed:

Name:

Date:

B-1

EXHIBIT “C”
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
DESCRIPTION OF LANDS
*The following-described lands in Scurry County, Texas:
Block 25, H&TC RR Co. Survey:
Section 170: SE/4/SE/4
Section 147: All except the West 80 acres of the North 140 acres
Block 97, H&TC RR Co. Survey:
Section 199: All except the N/2 N/2 and S/2 NW/4
Section 198: All
Section 181: All
Section 200: S/2
Section 197: All
Section 182: N/2 and SE/4
Section 201: S/2
Section 196: All
Section 183: All
Section 178: NW/4, W/2 NE/4, W/2 SW/4, NE/4 SW/4

*	It being the intent of SELLER hereof to sell all rights to leases and wells situated on or covered by the above-described lands.

EXHIBIT C-1
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
DESCRIPTION OF LEASES
To be attached.

EXHIBIT “C-1” — LEASES
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

LEASE ID	LESSOR	LESSEE	LSE EFF DATE			COUNTY	ST	BOOK / PAGE
TX-001311-00337A-001	J A BYNUM ET AL	CANNON DRILLING COMPANY	12	24	1946	SCURRY	TX	31	573
TX-001311-00337A-002	JODIE BYNUM	CANNON DRILLING COMPANY	2	17	1947	SCURRY	TX	31	571
TX-001311-00338A-000	C T MCLAUGHLIN ET UX	LION OIL REFINING COMPANY	7	7	1944	SCURRY	TX	26	124
TX-001311-00339A-001	CLEATUS LOVELESS ET UX	BEN HARWIT	8	18	1948	SCURRY	TX	41	105
TX-001311-00339A-002	W S GUTHRIE ET UX	W P THURMAN	10	24	1944	SCURRY	TX	26	313
TX-001311-00339A-003	C T MCLAUGHLIN ET UX	W P THURMAN	10	24	1944	SCURRY	TX	26	315
TX-001311-00340A-001	J C WILSON ET UX	J W SCOTT	7	8	1944	SCURRY	TX	26	117
TX-001311-00341A-000	W P DOUGLAS ET UX	LION OIL REFINING COMPANY	7	7	1944	SCURRY	TX	25	442
TX-001311-00342A-000	FRANK STROM ET UX	LION OIL REFINING COMPANY	7	7	1944	SCURRY	TX	26	120
TX-001311-00343A-000	FRANK STROM ET UX	RUSSELL C CONKLING	5	4	1946	SCURRY	TX	29	322
TX-001311-00344A-001	J R CANNING ET UX	C R CRAIG	10	5	1949	SCURRY	TX	73	311
TX-001311-00345A-001	MARGARET MOGERLEY	LION OIL COMPANY	7	27	1948	SCURRY	TX	42	413
TX-001311-00345A-002	MRS CHARLES W BRADLEY	LION OIL COMPANY	8	2	1948	SCURRY	TX	42	421
TX-001311-00345A-003	LESTER THOMPKINS	LION OIL COMPANY	7	22	1948	SCURRY	TX	42	409
TX-001311-00345A-004	HARRY J MANTIA	LION OIL COMPANY	7	20	1948	SCURRY	TX	42	407
TX-001311-00345A-005	J C WILSON ET UX	LION OIL REFINING COMPANY	7	8	1944	SCURRY	TX	26	253
TX-001311-00345A-006	GLEN N W MCNAUGHTON	LION OIL COMPANY	7	20	1948	SCURRY	TX	42	401
TX-001311-00345A-007	MARY CARDONE ET AL	LION OIL COMPANY	7	27	1948	SCURRY	TX	51	87
TX-001311-00345A-008	R E MEINERT	LION OIL COMPANY	2	17	1949	SCURRY	TX	48	233
TX-001311-00345A-009	JOHN H BIRD	LION OIL COMPANY	7	26	1948	SCURRY	TX	47	267
TX-001311-00345A-010	HELEN L DESERRAS ET VIR	LION OIL COMPANY	10	19	1948	SCURRY	TX	45	211
TX-001311-00345A-011	DENNIS R HORGAN ET AL	LION OIL COMPANY	10	19	1948	SCURRY	TX	42	435
TX-001311-00345A-012	BRADLEY GEORGE	LION OIL COMPANY	8	2	1948	SCURRY	TX	42	419
TX-001311-00345A-013	COMMONWEALTH TRUST COMPANY	LION OIL REFINING COMPANY	1	23	1945	SCURRY	TX	27	114
TX-001311-00345A-014	J H FRENCH	LION OIL COMPANY	8	2	1948	SCURRY	TX	42	429
TX-001311-00345A-015	HARRY W LEOPOLD ET UX	LION OIL REFINING COMPANY	3	1	1945	SCURRY	TX	27	194
TX-001311-00345A-016	ARTHUR C ATTAWAY	LION OIL COMPANY	7	26	1948	SCURRY	TX	42	431
TX-001311-00345A-017	SARAH JARET ET VIR	LION OIL COMPANY	7	26	1948	SCURRY	TX	42	415
TX-001311-00345A-018	ISAAC L DAY	LION OIL COMPANY	7	23	1948	SCURRY	TX	42	425
TX-001311-00345A-019	NELSON LITTELL	LION OIL COMPANY	7	27	1948	SCURRY	TX	42	417
TX-001311-00345A-020	ALBERT MELTSNER	LION OIL COMPANY	7	27	1948	SCURRY	TX	42	423
TX-001311-00345A-021	LESTER CORNELL	LION OIL COMPANY	7	26	1948	SCURRY	TX	42	405
TX-001311-00345A-022	ELLA MCCASLIN	LION OIL COMPANY	7	22	1948	SCURRY	TX	42	433
TX-001311-00345A-023	WILLIAM C NASH	LION OIL COMPANY	7	22	1948	SCURRY	TX	42	427
TX-001311-00345A-024	SPENCER A NORRIS	LION OIL COMPANY	7	20	1948	SCURRY	TX	42	403
TX-001311-00345A-025	VICTOR PERRY	LION OIL COMPANY	7	26	1948	SCURRY	TX	42	411
TX-001311-00345A-026	R W GUTZIER	LION OIL COMPANY	9	8	1950	SCURRY	TX	97	199
TX-001311-00345A-027	R W GUTZIER	LION OIL COMPANY	9	24	1951	SCURRY	TX	111	199
TX-001311-00345A-028	RAY W GUTZIER	LION OIL COMPANY	11	4	1949	SCURRY	TX	70	357
TX-001311-00345A-029	R W GUTZIER	LION OIL COMPANY	8	2	1952	SCURRY	TX	123	81
TX-001311-00345A-030	R W GUTZIER	LION OIL COMPANY	9	8	1950	SCURRY	TX	123	83
TX-001311-00345A-031	DAVID DARCY	LION OIL COMPANY	12	5	1952	SCURRY	TX	128	215
TX-001311-00345A-032	SUNRAY MID-CONTINENT OIL COMPANY	MONSANTO CHEMICAL COMPANY	12	1	1960	SCURRY	TX	208	625
TX-001311-00345A-033	SUNRAY MID-CONTINENT OIL COMPANY	BHP PETROLEUM COMPANY INC	3	30	1988	SCURRY	TX	300	871
TX-001311-00346A-000	WALTER L GEYER SR	LION OIL COMPANY	6	25	1952	SCURRY	TX	121	381
TX-001311-00347A-000	C T MCLAUGHLIN ET UX	BEN HARWIT	3	12	1948	SCURRY	TX	32	359
TX-001311-00348A-000	AUSTIN ADDISON GUARDIAN	HIAWATHA OIL AND GAS COMPANY	2	23	1949	SCURRY	TX	48	257
TX-001311-00349A-000	C C MARR ET UX	CANNON DRILLING COMPANY	12	24	1946	SCURRY	TX	31	481
TX-001311-00350A-000	ESTATE OF LEMMIE MONROE WILSON	LION OIL COMPANY	11	3	1950	SCURRY	TX
TX-001311-00351A-000	G H ARLEDGE	LION OIL COMPANY	11	1	1950	SCURRY	TX
	FRANK STROM ET UX	HONOLULU OIL CORP	4	26	1949	SCURRY	TX	55	345
	J R CANNING ET UX	E M WAHLENMAIER	3	3	1944	SCURRY	TX	25	327

EXHIBIT C-2
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
DESCRIPTION OF WELLS
To be attached.

EXHIBIT “C-2” — DESCRIPTION OF WELLS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

Property No.	Well Name	API Number	WI BPO	NRI BPO	ORRI/ROY BPO	WI APO	NRI APO	ORRI/ROY APO	State	County
200062001A	BYNUM UNIT	4241502747	0.00000000	0.00000000		0.00000000	0.00000000		TX	SCURRY
	DIAMOND M UNIT		99.51298000	86.54068000	0.384610%	99.51298000	86.54068000	0.384610%	TX	SCURRY
	LDMU 1W	4241501107	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU 2 (T/A)	4241501485	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU C-10	4241501378	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU E-3 (T/A)	4241501483	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU E-9	4241501034	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU E-11 (T/A)	4241501380	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU E-11A	4241501042	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU F-1	4241501477	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU F-1A — TOPAZ	4241533929	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU F-7	4241501458	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU F-8	4241501427	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU F-10A (T/A)	4241532754	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU G-01-A (S/I)		99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU G-7A	4241534186	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU G-9 (T/A)	4241501388	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU G-12	4241501512	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU G-10	4241501389	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU H-1	4241501473	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU H-6 WIW	4241501439	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU H-8 (T/A)	4241501422	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU H-9	4241501387	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU I-1	4241501493	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU I-2	4241501485	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU I-2W	4241501520	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU I-3W	4241501115	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU I 3W	4241501487	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU I-4-W	4241501116	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU I-4	4241501488	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU I-5	4241501455	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU I-6	4241501435	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU I-7A	4241531461	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU I-8 (T/A)	4241501420	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU I-8A (T/A)	4241531836	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU J-1W	4241501516	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU J-2 (T/A)	4241501492	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY

1

EXHIBIT “C-2” — DESCRIPTION OF WELLS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

Property No.	Well Name	API Number	WI BPO	NRI BPO	ORRI/ROY BPO	WI APO	NRI APO	ORRI/ROY APO	State	County
	LDMU J-3 W (T/A)	4241501114	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU J-3 (INJ)	4241501490	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU J-4	4241501489	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU J-7	4241501419	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU J-7A	4241530312	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU J-9 WIW		24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU K-1	4241501499	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU K-2	4241501495	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU K-4-W	4241501112	24.87824500	21.63517000		37.31736800	32.45275500		TX	SCURRY
	LDMU K-4	4241501491	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU K-5	4241501462	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU K-5A	4241530837	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU K-8 (S/I)	4241501423	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU K-9 WIW		99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU K-10	4241501432	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU L-1-W	4241501500	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU L-2 JADE	4241533928	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU L-3A	4241534184	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU L-3	4241501496	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU L-4	4241501498	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU L-6	4241501454	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU L-8 (T/A)	4241501425	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU L-10 WIW	4241501436	99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU M-1	4241501107	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU M-1W	4241501508	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU M-4	4241501501	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU M-6	4241501460	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU N-9	424150144	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU EMERALD 1		24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	LDMU GARNET 1	4241533949	24.87824500	21.63517000		37.31736800	32.45275500		TX	SCURRY
	LDMU GAS GATHERING LINE		99.51298000	86.54068000		99.51298000	86.54068000		TX	SCURRY
	LDMU ZIRCON 1		24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY

2

EXHIBIT “C-2” — DESCRIPTION OF WELLS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

Property No.	Well Name	API Number	WI BPO	NRI BPO	ORRI/ROY BPO	WI APO	NRI APO	ORRI/ROY APO	State	County
	GCW UNIT		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GEMSTONE — PARALLEL ACTIVE WELLS		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GCW UNIT L11		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	CLARENCE 2	4241501381	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	CLARENCE 4		1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	CLARENCE 5	4241501384	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	CLARENCE 7 (T/A)	4241501385	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	CLARENCE 8	4241501386	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	CLARENCE 10	4241531278	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE/GCW		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE A/GCW		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE 5	2421501391	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	GERTIE 6	4241501392	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE 7	4241501393	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	GERTIE A 9 (T/A)	4241532277	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE A 10	4241532438	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE A 11	4241532475	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE A 12	4241532962	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE A 13	4241532960	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	GERTIE A 16 (S/I)		24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	GERTIE A 17	4241534077	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 9	4241501404	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 12	4241501407	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 13	4241501408	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 15	4241501412	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 16	4241501411	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 17	4241531685	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 18	4241531682	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 19	4241531776	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 20	4241531774	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 21	4241531775	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 22	4241532078	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 23	4241532079	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 25 (S/I)	4241534030	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 26 WIW (S/I)	4241534058	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 27 WIW (INJ)	4241534056	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 28 WIW (INJ)	4241534057	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY

3

EXHIBIT “C-2” — DESCRIPTION OF WELLS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

Property No.	Well Name	API Number	WI BPO	NRI BPO	ORRI/ROY BPO	WI APO	NRI APO	ORRI/ROY APO	State	County
	JACK 29 WIW (S/I)	4241534055	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 30 WIW (INJ)	4241534054	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 31 WIW (S/I)	4241534084	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 32 (INJ)	4241534085	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 34 WIW (INJ)	4241534088	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	JACK 35 WIW	4241534089	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 36	4241534059	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 37	4241534060	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 38	4241534061	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 39	4241534062	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 40 WIW	4241534090	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	JACK 41 WIW	4241534091	24.87824500	21.63517000		37.31736750	32.45275500		TX	SCURRY
	MCLAUGHLIN ACCT 1 GCW		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1D		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 43	4241530624	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	MCLAUGHLIN ACCT 1 63	4241530375	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 64 (S/I)		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 65	4241531777	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 66	4241531763	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 71	4241531902	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 73	4241531899	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 75	4241531941	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 78	4241532050	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 85	4241532082	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 86	4241532099	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 87	4241532083	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	MCLAUGHLIN ACCT 1 88	4241532171	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 95	4241532446	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 96 (S/I)	4241532445	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 97		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 98	4241532466	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	MCLAUGHLIN ACCT 1 99	4241532462	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	MCLAUGHLIN ACCT 1 100	4241532459	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 101	4241532512	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 102 (T/A)		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 108	4241533029	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 1 110	4241532794	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY

4

EXHIBIT “C-2” — DESCRIPTION OF WELLS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

Property No.	Well Name	API Number	WI BPO	NRI BPO	ORRI/ROY BPO	WI APO	NRI APO	ORRI/ROY APO	State	County
	MCLAUGHLIN ACCT 1 117	4241533030	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	MCLAUGHLIN ACCT 1 119	4241533229	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 121	4241533266	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 130	4241533927	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 1 131 (S/I)	4241534028	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 133 WIW (INJ)	4241534081	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 1 134	4241534073	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 1 135	4241534052	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 1 136	4241534053	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 1 137 WIW (INJ)	4241534082	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 1 138 WIW (INJ)	4241534083	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 2 GCW		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 2 52G (T/A)		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 2 56	4241502073	1.00000000	87.50000000		1.00000000	87.50000000		TX	SCURRY
	MCLAUGHLIN ACCT 2 76	4241531942	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 2 79 (T/A)	4241532049	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 2 83	4241532141	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 2 90	4241533033	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 2 91	4241532170	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 2 93	4241532704	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 2 94 (S/I)	4241532282	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 2 139	4241534068	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 2 140	4241534069	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 2 141 WIW	4241534070	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 2 142 WIW (INJ)	4241534071	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 3 1C (S/I)	4241501982	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 3 2C	4241501987	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 3 3C	4241501992	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 3 51 A INJ	4241532954	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 3 58 (T/A)	4241502074	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 3 59 (T/A)	4241502079	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 3 67	4241531764	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 3 70	4241531897	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 3 74	4241531900	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 3 105	4241532698	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 3 107	4241533032	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 4 1A	4241532798	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY

5

EXHIBIT “C-2” — DESCRIPTION OF WELLS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

Property No.	Well Name	API Number	WI BPO	NRI BPO	ORRI/ROY BPO	WI APO	NRI APO	ORRI/ROY APO	State	County
	MCLAUGHLIN ACCT 4 1B		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 4 2 A	4241532826	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	MCLAUGHLIN ACCT 4 2B (T/A)	4241501986	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 4 103	4241532517	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 4 118	4241533215	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	MCLAUGHLIN ACCT 4 120	4241533264	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	THURSTON/GCW		1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	THURSTON 6	4241531683	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	THURSTON 7 (INJ)	4241531718	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	THURSTON 8	4241531779	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	THURSTON 10 (T/A)	4241531778	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY
	THURSTON 11	4241532961	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	THURSTON 12	4241533031	1.00000000	85.52403700		1.00000000	85.52403700		TX	SCURRY
	THURSTON 14 WIW	4241534072	24.87824500	21.63517000		37.31736750	32.07151300		TX	SCURRY

TA — Temporarily Abandoned
SI — Shut-in
INJ — Injection

6

EXHIBIT D
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
MATERIAL CONTRACTS
To be attached.

D-1

EXHIBIT “D” — MATERIAL CONTRACTS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

DOCUMENT	PARTIES	DATE	COUNTY	ST
UNITIZATION AGREEMENT	LION OIL COMPANY, EVELYN MCLAUGHLIN, D A LITTLE, W P CASTLEMAN JR, M C KRAMER, MARGARITE M LAWLESS, ET AL (NON-OPERATOR)	8/4/1949	SCURRY	TX
UNITIZATION AGREEMENT	LION OIL COMPANY (OPERATOR) AND W F BRIDEWELL (NON-OPERATOR)	8/22/1949	SCURRY	TX
UNITIZATION AGREEMENT AND MEMO OF UNITIZATION AGREEMENT	LION OIL COMPANY AND ROYALTY OWNERS	8/23/1949	SCURRY	TX
UNITIZATION AGREEMENT	LION OIL COMPANY / L B JOHNSON ET AL	8/29/1949	SCURRY	TX
UNITIZATION AGREEMENT	LION OIL COMPANY (OPERATOR) AND EMPIRE OIL OF TEXAS (NON-OPERATOR)	10/19/1949	SCURRY	TX
UNITIZATION AGREEMENT	LION OIL COMPANY (OPERATOR) R MURRAY JOHNSON, L B JOHNSON, MURRAY S JOHNSON (NON-OPERATOR)	3/13/1950	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY, BURT BAUGH, IRENE BAUGH, PHIL N LANE, J.R. CANNING AND MARJORIE CANNING	8/25/1951	SCURRY	TX
UNIT AGREEMENT	LION OIL COMPANY, UNIT OPERATOR	8/25/1951	SCURRY	TX
UNIT AGREEMENT AND OPERATING AGREEMENT	UNIT AGREEMENT AND OPERATING AGREEMENT BETWEEN LION OIL COMPANY, AS OPERATOR AND GERTIE WILSON, ET AL, ROYALTY OWNERS	8/25/1951	SCURRY	TX
UNIT AGREEMENT AS AMENDED / JOA	LION OIL COMPANY / GERTIE WILSON, ET AL	8/25/1951	SCURRY	TX
UNIT AGREEMENT	LION OIL COMPANY AND LESSORS	12/1/1951	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY, M B ARICK, JACK PETOSKY AND J RAMON JONES	6/12/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY, ROBERT AINSLIE CANNING AND NANCY HOYT CANNING	6/27/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND C.R. CRAIG	7/7/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY, HAMILTON MCRAE, J GORDON BRISTOW, TOMMY HUTTO, PAUL SAWYER, CLEO SAWYER, S R COCKRELL, JACK MAXON AND REV KIMBIS	7/16/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND SOUTHERN PETROLEUM EXPLORATION INC	7/21/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND J S ABERCROMBIE	9/4/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND E E FOGELSON	11/20/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY, R W KIMBRO, PAUL SAWYER, C R COCKRELL, J GORDON BRISTOW, TOMMY HUTTO, HAMILTON MCRAE, JOHN S MAXON AND JACK MAXON	2/12/1953	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND SOUTHERN PETROLEUM EXPLORATION INC	2/14/1953	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND E E FOGELSON	2/20/1953	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY, T WEINER AND ROYBELL WEINER	2/23/1953	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND FIRST NATIONAL BANK IN BIG SPRING	2/24/1953	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND SNYDER NATIONAL BANK	3/3/1953	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND J S ABERCROMBIE	3/3/1953	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LEMMIE WILSON ESTATE	9/29/1953	SCURRY	TX
JOINT OPERATING AGREEMENT	MONSANTO / SUN PRODUCTION	5/25/1982	SCURRY	TX
AMENDMENT TO UNIT AGREEMENT ON ACCOUNTING PROCEDURES	BHP PETROLEUM	11/10/1987	SCURRY	TX
ASSIGNMENT	AMOCO PRODUCTION COMPANY TO ENAQ INC	6/10/1988	SCURRY	TX

EXHIBIT “D” — MATERIAL CONTRACTS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

DOCUMENT	PARTIES	DATE	COUNTY	ST
WATER DISPOSAL AND SUPPLY AGREEMENT	SUN OPERATING LTD PARTNERSHIP / BHP PETROLEUM	11/1/1989	SCURRY	TX
ASSIGNMENT, BILL OF SALE AND CONVEYANCE	BHP PETROLEUM (AMERICAS) INC (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	10/1/1991	SCURRY	TX
PURCHASE AND SALE AGREEMENT	PURCHASE AND SALE AGREEMENT BETWEEN BHP PETROLEUM (AMERICAS) INC AND L B. SIMMONS ENERGY, INC.	11/6/1991	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	OXY USA INC (SELLER) AND L B SIMMONS ENERGY INC (BUYER)	6/1/1992	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	VIRGIE M GRAY (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	6/1/1992	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	EMBER OIL COMPANY (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	6/1/1992	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	STEVE TALBOTT D/B/A ENERGY SEARCH CO ET UX JANE M TALBOTT (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	6/1/1992	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	GORDON GRAY ET UX BARBARA GRAY (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	6/1/1992	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	MELVIN A ELLIS ET UX VERA FERN ELLIS (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	6/1/1992	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	VERGIE M GRAY (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	6/1/1992	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	STARKEY OILFIELD SERVICES INC (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	9/1/1992	SCURRY	TX
UNIT AGREEMENT	DIAMOND M G-C-W UNIT	12/1/1992	SCURRY	TX
UNIT AGREEMENT	L B SIMMONS ENERGY INC (OPERATOR) AND DIAMOND “M” FOUNDATION INC ET AL (NON-OPERATORS)	12/1/1992	SCURRY	TX
UNIT AGREEMENT	L B SIMMONS ENERGY INC, UNIT OPERATOR	12/1/1992	SCURRY	TX
CERTIFICATE OF EXTENSION OF TERMINATION	L B SIMMONS ENERGY INC (UNIT OPERATOR)	12/29/1992	SCURRY	TX
CERTIFICATE OF UNITIZATION	L B SIMMONS ENERGY INC (OPERATOR)	3/1/1993	SCURRY	TX
WATER LEASE	ROBERT AND KATHY FOWLER / L B SIMMONS	4/6/1993	SCURRY	TX
ASSIGNMENT, BILL OF SALE AND CONVEYANCE	MARK J MOURNE D/B/A/ MOURNE OIL AND GAS AND WADI PETROLEUM INC	9/1/1993	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	SMITH ENTERPRISES INC (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	5/1/1995	SCURRY	TX
ASSIGNMENT, BILL OF SALE AND CONVEYANCE	L B SIMMONS ENERGY INC (SELLER) AND DIAMOND “M” PRODUCTION COMPANY (BUYER)	7/1/1996	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	MAYNARD OIL COMPANY AND QUESTAR EXPLORATION AND PRODUCTION CO	11/1/1999	SCURRY	TX
ASSIGNMENT OF OIL, GAS AND MINERAL LEASES	ENAQ INC TO DIAMOND “M” PRODUCTION COMPANY	10/1/2000	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	HUNT INDUSTRIES LTD TO DIAMOND “M” PRODUCTION COMPANY	12/1/2000	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	LYDA HUNT-MARGARET TRUST ET AL / DIAMOND “M”	12/1/2000	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	DIAMOND M PRODUCTION CO / ESTATE OF MILDRED GALVIN LARSON	3/1/2001	SCURRY	TX
TRADE AGREEMENT AND JOINT OPERATING AGREEMENT	DIAMOND “M” PRODUCTION COMPANY, PARALLEL PETROLEUM CORPORATION, BAYTECH, L.L.P. AND PATRIOT RESOURCES, INC.	12/10/2001	SCURRY	TX

EXHIBIT “D” — MATERIAL CONTRACTS
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

DOCUMENT	PARTIES	DATE	COUNTY	ST
UNIVERSAL ASSIGNMENT & CONVEYANCE OF OIL, GAS AND MINERAL INTERESTS	BANK OF AMERICA TRUSTEE OF TAYLOR NIBLACK TRUST	4/1/2002	SCURRY	TX
OPERATING AGREEMENT	PATRIOT RESOURCES INC ET AL AND DIAMOND “M” PRODUCTION COMPANY	8/20/2002	SCURRY	TX
ASSIGNMENT CONVEYANCE AND BILL OF SALE	WADI PETROLEUM INC TO DIAMOND “M” PRODUCTION COMPANY	9/1/2002	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	PETRO VAUGHN INC / DIAMOND “M”	11/1/2002	SCURRY	TX
PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	DIAMOND “M” PRODUCTION COMPANY TO PARALLEL PETROLEUM CORPORATION	7/1/2003	SCURRY	TX
LEASE AGREEMENT	DIAMOND “M” PRODUCTION COMPANY TO PARALLEL PETROLEUM CORPORATION	11/1/2003	SCURRY	TX
ASSIGNMENT, BILL OF SALE AND CONVEYANCE	LOYAL TRUST #1, LOYAL TRUST NO 2, LOYAL TRUST NO 3 AND LOYAL TRUST NO 4 TO HUNT OIL COMPANY	1/31/1990	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	BOYD & MCWILLIAMS ENERGY GROUP INC AND MICHAEL M WILLIAMS (ASSIGNOR) AND L B SIMMONS (ASSIGNEE)	11/1/1994 EFFECTIVE 10/1/1994	SCURRY	TX
PURCHASE AND SALE AGREEMENT	L B SIMMONS ENERGY INC (SELLER) AND SOUTHWESTERN ENERGY PRODUCTION COMPANY AND DIAMOND “M” PRODUCTION COMPANY (BUYER)	11/1/1996 EFFECTIVE 7/1/1996	SCURRY	TX
ASSIGNMENT, BILL OF SALE AND CONVEYANCE	L B SIMMONS ENERGY INC (GRANTOR) TO DIAMOND “M” PRODUCTION COMPANY (GRANTEE)	11/1/1996 EFFECTIVE 7/1/1996	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	SMITH ENTERPRISES INC (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	11/21/1994 EFFECTIVE 10/1/1994	SCURRY	TX
CORRECTION ASSIGNMENT AND BILL OF SALE	VERGIE M GRAY (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	11/30/1992 EFFECTIVE 6/1/1992	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	LYDA HUNT-MARGARET TRUST — LYDA HILL, LYDA HUNT-MARGARET TRUST — A; L G HILL JR, LYDA HUNT-MARGARET TRUST — ALINDA HUNT HILL (ASSIGNORS) AND CONDOR PETROLEUM INC (ASSIGNEE)	11/4/2002 EFFECTIVE 12/1/2002	SCURRY	TX
ASSIGNMENT OF CONTRACTUAL INTEREST AND BILL OF SALE	DIAMOND “M” / KINDER MORGAN	3/1/2002 EFFECTIVE 1/13/2002	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY / DIAMOND “M”	3/28/1953 EFFECTIVE 8/25/1951	SCURRY	TX
ASSIGNMENT AND BILL OF SALE	SMITH ENTERPRISES INC (ASSIGNOR) AND L B SIMMONS ENERGY INC (ASSIGNEE)	4/26/1995 EFFECTIVE 5/1/1995	SCURRY	TX
UNIT AGREEMENT	LION OIL COMPANY	5/8/1959 RECORDED 6/24/1959	SCURRY	TX
ASSIGNMENT OF OVERRIDING ROYALTY	L B SIMMONS ENERGY INC TO ROBERT B STALLWORTH TRUST	7/28/1993 EFFECTIVE 3/1/1993	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY AND ROYBELLE P WEINER	8/2/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY ET AL, MARJORIE CANNING, C R CRAIG, ROBERT CANNING, NANCY CANNING, JACK PETOSKY	8/25/1951 EFFECTIVE 6/17/1952	SCURRY	TX
RATIFICATION OF UNIT AGREEMENT	LION OIL COMPANY, DIAMOND “M” PRODUCTION COMPANY	8/31/1953 EFFECTIVE 8/25/1951	SCURRY	TX

EXHIBIT E
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
NON-FOREIGN AFFIDAVIT
Exemption from Withholding of Tax For
Dispositions of U.S. Real Property Interests
     Article 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Lime Rock Resources A, L.P. that withholding of tax is not required upon the disposition of a U.S. real property interest by Diamond “M” Production Company (“DMPC”), the undersigned hereby certifies the following:
     1. DMPC is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate for purposes of U.S. income taxation;
     2. DMPC’s taxpayer identifying number is 71-0358796; and
     3. DMPC’s home office address is 2350 N. Sam Houston Parkway East, Suite 125, Houston, Texas 77032.
     DMPC understands that this certification may be disclosed to the Internal Revenue Service by Lime Rock Resources A, L.P. and that any false statement contained herein could be punished by fine, imprisonment, or both.
     Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare I have authority to sign this document.

DIAMOND “M” PRODUCTION COMPANY

By:

Name:	Richard F. Lane
Title:	President

E-1

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     The foregoing instrument was acknowledged before me this                      day of                                          , 2008, by Richard F. Lane, President of Diamond “M” Production Company, a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

E-2

EXHIBIT F
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
EXCLUDED PROPERTIES
Vehicles and associated equipment.

F-1

EXHIBIT G
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
ALLOCATION OF PURCHASE PRICE
To be attached.

G-1

EXHIBIT “G”
To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

SOUTHWESTERN ENERGY PERMIAN PACKAGE
PURCHASE PRICE ALLOCATION
DIAMOND -M- PROPERTIES

					Net	Allocated
				Working	Revenue	Purchase Price
				Interest	Interest	Value
Rsv Cat	Prop#	Field	Lease	%	%	M$
1PDP	J4LIFI5J2F	DIAMOND -M- (GCW)	BYNUM 0101	0.0000%	0.3846%	$14.684
1PDP	TXO08A067657	DIAMOND -M- (GCW)	BYNUM 0101	0.0000%	0.3846%	$14.684
1PDP	J49FN2SOQQ	DIAMOND -M- (GCW)	GCW WATERFLOOD EXPENSES	25.0000%	21.3810%	$—
1PDP	J4J0A9WAVK	DIAMOND -M- (GCW)	GCWU BASE	100.0000%	85.5240%	$7,532.290
1PDP	J4JG9RRP6T	DIAMOND -M- (GCW)	GCWU WEDGE	25.0000%	21.3810%	$436.083
1PDP	J49FNATOVQ	DIAMOND -M- (GCW)	GERTIE 5	25.0000%	21.3810%	$355.944
1PDP	J49FO03IQQ	DIAMOND -M- (GCW)	GERTIE 7	25.0000%	21.8750%	$606.396
1PDP	J49FNIPO6Q	DIAMOND -M- (GCW)	JACK 36	25.0000%	21.3810%	$3.140
1PDP	J49FNIHP7Q	DIAMOND -M- (GCW)	JACK 37	25.0000%	21.3810%	$0.438
1PDP	J49FO0AIPQ	DIAMOND -M- (GCW)	JACK 38	25.0000%	21.3810%	$29.163
1PDP	J49FNILQ9Q	DIAMOND -M- (GCW)	JACK 39	25.0000%	21.3810%	$0.096
1PDP	J49FO08HOQ	DIAMOND -M- (GCW)	JACK 40	25.0000%	21.3810%	$16.527
1PDP	J49FNI5QBQ	DIAMOND -M- (GCW)	JACK 41	25.0000%	21.3810%	$263.324
1PDP	J49FMFJG1Q	DIAMOND -M- (GCW)	MCL ACCT 1 108	25.0000%	21.3810%	$3.721
1PDP	J49FM15Q4Q	DIAMOND -M- (GCW)	MCL ACCT 1 130	25.0000%	21.8750%	$21.532
1PDP	J49FM11S7Q	DIAMOND -M- (GCW)	MCL ACCT 1 134	25.0000%	21.3810%	$16.837
1PDP	J49FM1RS8Q	DIAMOND -M- (GCW)	MCL ACCT 1 135	25.0000%	21.3810%	$34.536
1PDP	J49FMEJKVQ	DIAMOND -M- (GCW)	MCL ACCT 1 136	25.0000%	21.3810%	$27.541
1PDP	J49FM53KGQ	DIAMOND -M- (GCW)	MCL ACCT 2 139	25.0000%	21.3810%	$326.560
1PDP	J49FLPPS6Q	DIAMOND -M- (GCW)	MCL ACCT 2 140	25.0000%	21.8750%	$214.639
1PDP	J49G3BH338	DIAMOND -M- (GCW)	MCL ACCT 2 83	25.0000%	21.3810%	$73.889
1PDP	J4JCL5IJ3A	DIAMOND -M- (GCW)	OUTSIDE UNIT BASE	100.0000%	87.5000%	$4,346.532
1PDP	J4JG8NWU5T	DIAMOND -M- (GCW)	OUTSIDE UNIT WEDGE	25.0000%	21.8750%	$86.158
1PDP	J49FNT4UKQ	DIAMOND -M- (GCW)	THURSTON 14	25.0000%	21.3810%	$665.157
1PDP	J49M7T6M1P	DIAMOND -M- (LDMU)	LDMU 1	24.8782%	21.6352%	$2.169
1PDP	J49DI423SA	DIAMOND -M- (LDMU)	LDMU E-11A	24.8782%	21.6352%	$188.231
1PDP	J49DI3E1RE	DIAMOND -M- (LDMU)	LDMU F-1A	24.8782%	21.6352%	$52.916
1PDP	J43H7EJQ11	DIAMOND -M- (LDMU)	LDMU G7A	24.8782%	21.6352%	$593.742
1PDP	J49DHTV8OG	DIAMOND -M- (LDMU)	LDMU H-1	24.8782%	21.6352%	$246.358
1PDP	J49DHMC8MG	DIAMOND -M- (LDMU)	LDMU I-1	24.8782%	21.6352%	$62.515
1PDP	J49DHK9ELX	DIAMOND -M- (LDMU)	LDMU I-2W	24.8782%	21.6352%	$342.486
1PDP	J49DHJNCKE	DIAMOND -M- (LDMU)	LDMU I-3	24.8782%	21.6352%	$746.251
1PDP	J49DHIQBJ7	DIAMOND -M- (LDMU)	LDMU I-3W	24.8782%	21.6352%	$0.845
1PDP	J49DHHS8II	DIAMOND -M- (LDMU)	LDMU I-4	24.8782%	21.6352%	$1,126.053
1PDP	J49DH02BDG	DIAMOND -M- (LDMU)	LDMU K-10	24.8782%	21.6352%	$4.965
1PDP	J49DHRX5BG	DIAMOND -M- (LDMU)	LDMU K-4W	24.8782%	21.6352%	$734.723
1PDP	J49DHP009G	DIAMOND -M- (LDMU)	LDMU L-2	24.8782%	21.6352%	$214.114
1PDP	J49DHN748G	DIAMOND -M- (LDMU)	LDMU L-3	24.8782%	21.6352%	$0.408
1PDP	J43HKLRT1Q	DIAMOND -M- (LDMU)	LDMU L3A	24.8782%	21.6352%	$618.927
1PDP	J49DHMT37G	DIAMOND -M- (LDMU)	LDMU L-4	24.8782%	21.6352%	$522.747
1PDP	J49DHJU55K	DIAMOND -M- (LDMU)	LDMU M-1	24.8782%	21.6352%	$184.282
1PDP	J49DHIM24K	DIAMOND -M- (LDMU)	LDMU M-1W	24.8782%	21.6352%	$705.512
1PDP	J49DHGN03P	DIAMOND -M- (LDMU)	LDMU M-4	24.8782%	21.6352%	$84.165
1PDP	J49DI1R5QE	DIAMOND -M- (LDMU)	LDMU BASE	99.5130%	86.5407%	$11,270.396
1PDP	J49DFFJ21J	DIAMOND -M- (LDMU)	LDMU WATERFLOOD EXPENSES	24.8782%	21.6352%	$—
1PDP	J4HM47G2KF	DIAMOND -M- (LDMU)	LDMU WEDGE	24.8782%	21.6352%	$268.821

TOTALPROVED DEVELOPED PRODUCING						$33,060.499

TOTAL PROVED DEVELOPED NONPRODUCING						$—

4PUD	J4AMKD8J2X	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0001	0.0000%	0.0000%	$—
4PUD	J4AMNJPMLR	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0002	0.0000%	0.0000%	$—
4PUD	J4AMNI5JKR	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0003	0.0000%	0.0000%	$—
4PUD	J4AMNHKHJS	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0004	0.0000%	0.0000%	$—
4PUD	J4AMNF6MIS	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0005	0.0000%	0.0000%	$—
4PUD	J4AMNE7KHS	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0006	0.0000%	0.0000%	$—
4PUD	J4AMNDTJGT	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0007	0.0000%	0.0000%	$—
4PUD	J4AMNCNGFT	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0008	0.0000%	0.0000%	$—
4PUD	J4AMNA2LET	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0009	0.0000%	0.0000%	$—
4PUD	J4AMN9JIDU	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0010	0.0000%	0.0000%	$—
4PUD	J4AMN8CGCV	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0011	0.0000%	0.0000%	$—
4PUD	J4AMN6BJBV	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0012	0.0000%	0.0000%	$—
4PUD	J4AMN4JIAV	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0013	0.0000%	0.0000%	$—
4PUD	J4AMN37G9V	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0014	0.0000%	0.0000%	$—

To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

SOUTHWESTERN ENERGY PERMIAN PACKAGE
PURCHASE PRICE ALLOCATION
DIAMOND -M- PROPERTIES

					Net	Allocated
				Working	Revenue	Purchase Price
				Interest	Interest	Value
Rsv Cat	Prop#	Field	Lease	%	%	M$
4PUD	J4AMN19H8W	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0015	0.0000%	0.0000%	$—
4PUD	J4AMN0PG7W	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0016	0.0000%	0.0000%	$—
4PUD	J4AMMSCT6X	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0017	0.0000%	0.0000%	$—
4PUD	J4AMMRQR5X	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0018	0.0000%	0.0000%	$—
4PUD	J4AMMP3U4X	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0019	0.0000%	0.0000%	$—
4PUD	J4AMMNDQ3X	DIAMOND -M- (GCW)	DUAL INJECTION STRINGS 0020	0.0000%	0.0000%	$—
4PUD	J4AGE8SKUP	DIAMOND -M- (GCW)	GCW WATERFLOOD EXPENSE PUD	24.9000%	21.6567%	$—
4PUD	J2PDLGC9XS	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0001	24.9000%	21.6567%	$24.742
4PUD	J48GOONKU1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0002	24.9000%	21.6567%	$24.742
4PUD	J48GON3IT1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0003	24.9000%	21.6567%	$24.742
4PUD	J48GOLGMS1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0004	24.9000%	21.6567%	$24.742
4PUD	J48GOKPKR1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0005	24.9000%	21.6567%	$24.742
4PUD	J48GOJ3IQ1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0006	24.9000%	21.6567%	$24.742
4PUD	J48GOISGP1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0007	24.9000%	21.6567%	$24.742
4PUD	J48GOGNKO1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0008	24.9000%	21.6567%	$24.742
4PUD	J48GOF1IN1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0009	24.9000%	21.6567%	$24.742
4PUD	J48GOESGM1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0010	24.9000%	21.6567%	$24.742
4PUD	J48GOCULL1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0011	24.9000%	21.6567%	$24.742
4PUD	J48GOBDIK1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0012	24.9000%	21.6567%	$24.742
4PUD	J48GO96MJ1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0013	24.9000%	21.6567%	$24.742
4PUD	J48GO8NGI1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0014	24.9000%	21.6567%	$24.742
4PUD	J2RGBK163O	DIAMOND -M- (GCW)	REPLACE 4 TANKS 0001	0.0000%	0.0000%	$—
4PUD	J2RG8GU11R	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0001	0.0000%	0.0000%	$—
4PUD	J2QJM8O2J5	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0002	0.0000%	0.0000%	$—
4PUD	J2QJM5Q3I5	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0003	0.0000%	0.0000%	$—
4PUD	J2QJLRF8H6	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0004	0.0000%	0.0000%	$—
4PUD	J2QJLN2DG6	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0005	0.0000%	0.0000%	$—
4PUD	J2QJLM0CF6	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0006	0.0000%	0.0000%	$—
4PUD	J2QJLLH9E6	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0007	0.0000%	0.0000%	$—
4PUD	J2QJLJWED7	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0008	0.0000%	0.0000%	$—
4PUD	J2QJLISCC7	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0009	0.0000%	0.0000%	$—
4PUD	J2QJLH8BB8	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0010	0.0000%	0.0000%	$—
4PUD	J2QJLF5BA8	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0011	0.0000%	0.0000%	$—
4PUD	J2QJLE1A98	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0012	0.0000%	0.0000%	$—
4PUD	J2QJLCGE88	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0013	0.0000%	0.0000%	$—
4PUD	J2QJLB2D78	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0014	0.0000%	0.0000%	$—
4PUD	J2QJLAOB69	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0015	0.0000%	0.0000%	$—
4PUD	J2QJL9X959	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0016	0.0000%	0.0000%	$—
4PUD	J2QJL79E49	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0017	0.0000%	0.0000%	$—
4PUD	J2QJL67839	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0018	0.0000%	0.0000%	$—
4PUD	J2QJL4C829	DIAMOND -M- (LDMU)	DEEPENING/RE-ENTRIES FOR WIW SUPPORT 0019	0.0000%	0.0000%	$—
4PUD	J4A0FIW2ER	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q1 PUD 0001	24.9000%	21.6567%	$91.049
4PUD	J2QIAJ2JB1	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q1 PUD 0002	24.9000%	21.6567%	$91.049
4PUD	J2QIAHWMA1	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q1 PUD 0003	24.9000%	21.6567%	$91.049
4PUD	J2QIAGNK91	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q1 PUD 0004	24.9000%	21.6567%	$91.049
4PUD	J2QIAFXH81	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q1 PUD 0005	24.9000%	21.6567%	$91.049
4PUD	J2QIADPK71	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q1 PUD 0006	24.9000%	21.6567%	$91.049
4PUD	J2QIACHH61	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q4 PUD 0001	24.9000%	21.6567%	$91.049
4PUD	J2QIA6QJ51	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q4 PUD 0002	24.9000%	21.6567%	$91.049
4PUD	J2QIA4MM41	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q4 PUD 0003	24.9000%	21.6567%	$91.049
4PUD	J2QIA3EH31	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q4 PUD 0004	24.9000%	21.6567%	$91.049
4PUD	J2QIA1AK21	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q4 PUD 0005	24.9000%	21.6567%	$91.049
4PUD	J2QI9TAO11	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2008 Q4 PUD 0006	24.9000%	21.6567%	$91.049
4PUD	J2QIM1QJCZ	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2009 PUD 0001	24.9000%	21.6567%	$91.049
4PUD	J2QIRFRLZX	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2009 PUD 0002	24.9000%	21.6567%	$91.049
4PUD	J2QIRELJYX	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2009 PUD 0003	24.9000%	21.6567%	$91.049
4PUD	J2QIRD7GXX	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2009 PUD 0004	24.9000%	21.6567%	$91.049
4PUD	J2QIRB2LWY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2009 PUD 0005	24.9000%	21.6567%	$91.049
4PUD	J2QIR1DKPY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2009 PUD 0006	24.9000%	21.6567%	$91.049
4PUD	J2PC71IJ2B	DIAMOND -M- (LDMU)	LDMU WATERFLOOD EXPENSE PUD	24.9000%	21.6567%	$—
4PUD	J2QJFMH91E	DIAMOND -M- (LDMU)	NEW PRODUCTION SATELLITES 0001	0.0000%	0.0000%	$—
4PUD	J2RGA4192O	DIAMOND -M- (LDMU)	NEW PRODUCTION SATELLITES 0002	0.0000%	0.0000%	$—

TOTAL Drilling Locations — Group I						$1,985.277

To Purchase and Sale Agreement by and between Diamond “M” Production Company, as Seller, and Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer

SOUTHWESTERN ENERGY PERMIAN PACKAGE
PURCHASE PRICE ALLOCATION
DIAMOND -M- PROPERTIES

					Net	Allocated
				Working	Revenue	Purchase Price
				Interest	Interest	Value
Rsv Cat	Prop#	Field	Lease	%	%	M$
5PRB	J48GO6RLH1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0015	24.9000%	21.6567%	$85.438
5PRB	J48GO5IJG1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0016	24.9000%	21.6567%	$83.561
5PRB	J48GO4XHF1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0017	24.9000%	21.6567%	$81.731
5PRB	J48GO21ME1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0018	24.9000%	21.6567%	$78.843
5PRB	J48GO17KD1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0019	24.9000%	21.6567%	$77.142
5PRB	J48GO0JIC1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0020	24.9000%	21.6567%	$75.488
5PRB	J48GNTNOB1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0021	24.9000%	21.6567%	$73.877
5PRB	J48GNRCTA1	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0022	24.9000%	21.6567%	$71.285
5PRB	J48GNQLR91	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0023	24.9000%	21.6567%	$69.795
5PRB	J48GNPCP81	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0024	24.9000%	21.6567%	$68.348
5PRB	J48GNNGU71	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0025	24.9000%	21.6567%	$66.944
5PRB	J48GNMPS62	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0026	24.9000%	21.6567%	$64.631
5PRB	J48GNKCP52	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0027	24.9000%	21.6567%	$63.342
5PRB	J48GNIGU42	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0028	24.9000%	21.6567%	$62.098
5PRB	J48GNHNS32	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0029	24.9000%	21.6567%	$60.898
5PRB	J48GNFKT22	DIAMOND -M- (GCW)	GCWU GLORIETTA/CLFK PUD 0030	24.9000%	21.6567%	$58.864
5PRB	J2QIR8GMUY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2010 PUD 0001	24.9000%	21.6567%	$250.736
5PRB	J2QIR7KLTY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2010 PUD 0002	24.9000%	21.6567%	$245.036
5PRB	J2QIR66ISY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2010 PUD 0003	24.9000%	21.6567%	$239.490
5PRB	J2QIR4CLRY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2010 PUD 0004	24.9000%	21.6567%	$234.094
5PRB	J2QIR3KHQY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2010 PUD 0005	24.9000%	21.6567%	$226.716
5PRB	J2QIRAOJVY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2010 PUD 0006	24.9000%	21.6567%	$221.701
5PRB	J2QIR0OIOY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2011 PUD 0001	24.9000%	21.6567%	$216.834
5PRB	J2QIQSWUNY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2011 PUD 0002	24.9000%	21.6567%	$212.114
5PRB	J2QIQRVSMY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2011 PUD 0003	24.9000%	21.6567%	$205.566
5PRB	J2QIQQTRLY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2011 PUD 0004	24.9000%	21.6567%	$201.217
5PRB	J2QIQPOQKY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2011 PUD 0005	24.9000%	21.6567%	$197.020
5PRB	J2QIQOPOJY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2011 PUD 0006	24.9000%	21.6567%	$192.981
5PRB	J2QIQM6UIY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2012 PUD 0001	24.9000%	21.6567%	$187.276
5PRB	J2QIQLLRHY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2012 PUD 0002	24.9000%	21.6567%	$183.653
5PRB	J2QIQJWUGY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2012 PUD 0003	24.9000%	21.6567%	$180.230
5PRB	J2QIQF0OFY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2012 PUD 0004	24.9000%	21.6567%	$177.048
5PRB	J2QIQD2REY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2012 PUD 0005	24.9000%	21.6567%	$171.781
5PRB	J2QIQCHPDY	DIAMOND -M- (LDMU)	LDMU CANYON REEF 2012 PUD 0006	24.9000%	21.6567%	$168.444

TOTAL Drilling Locations — Group II						$4,854.223

6POS	J4JKPTRH23	DIAMOND -M- (LDMU)	LDMU CANYON REEF CO2 FLOOD	24.9000%	21.6567%	$—

TOTAL Drilling Locations — Group III						$—

						$39,900.000

EXHIBIT H
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
ENVIRONMENTAL ASSESSMENTS
Photographs of Properties (with captions) as provided in Oil & Gas Asset Clearinghouse data room.

H-1

EXHIBIT I
To Purchase and Sale Agreement
by and between
Diamond “M” Production Company, as Seller,
and
Parallel Petroleum Corporation and Ted Collins, Jr., as Buyer
GAS IMBALANCES
None.

I-1